UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

AMT-Free Municipal Bond Portfolio

Delaware Municipal Bond Portfolio

Kentucky Municipal Bond Portfolio

Ohio Municipal Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2010

Date of reporting period: 12/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II SEMI-ANNUAL REPORT | DECEMBER 31, 2009 (UNAUDITED)

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock Kentucky Municipal Bond Portfolio

BlackRock Ohio Municipal Bond Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6-and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of December 31, 2009	BlackRock AMT-Free Municipal Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Effective October 28, 2009, the Portfolio changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/ Investortools Main Municipal Bond Index. The S&P/Investortools benchmark provides a closer representation of the Portfolio’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflects the investment strategy of the Portfolio.

•

Portfolio returns for the six-month period lagged that of the S&P/ Investortools Main Municipal Bond Index but, with the exception of Investor C Shares, outperformed its former benchmark, the Barclays Capital Municipal Bond Index.

What factors influenced performance?

•

During the period, write-downs were taken on two of the Portfolio’s positions that were in distress. These write-downs, understandably, contributed to the Portfolio’s underperformance relative to its benchmark. One position is in a “work out” stage, in which the issuer is negotiating with its creditors. This position is now marked at a value representing the security sale resolution, which is below the price the Portfolio paid for it. The other position is an ongoing holding that we believe will recover some or all of its value.

•

On the positive side, the Portfolio benefited from investing some of its cash equivalent reserves in longer-dated securities, thereby increasing duration to a slightly more aggressive posture relative to the benchmark. These longer-dated holdings offered better income accrual than the short-term cash equivalents that were sold, and exposure to maturities of 25 years and longer helped the Portfolio take advantage of better value from the steep yield curve. Finally, tightening credit quality spreads improved valuations on lower-rated sectors and we were able to sell some lower-rated holdings into this strength.

Describe recent Portfolio activity.

•

Extraordinarily tight technicals in the municipal market resulted from strong retail fund flows and a curtailed supply of traditional tax-exempt bonds due to the growth in issuance of taxable Build America Bonds. This scenario argued for a more positive positioning for the Portfolio. As such, duration was raised from 5.5 years to nearly 6.25 years, which was a slightly positive stance relative to the benchmark. This was achieved mainly through the commitment of cash equivalent reserves to securities with maturity dates of 25 years and longer. Cash reserves were reduced from 9% of total assets to approximately 3%. Purchases were concentrated in essential service revenue bonds, and we favored higher-coupon holdings to emphasize income accrual.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio’s duration was slightly longer (0.5 years) than the benchmark. We are not considering extending duration further at this point due to historically low absolute yields and tight ratios versus taxable alternatives. The technical picture for municipals going into 2010 is very positive. We intend to keep cash equivalent reserves at a lower level than in past periods in order to maintain income accrual and comply with the guidance of our municipal research group. We will work closely with the research group to monitor fundamental trends, which have not been a positive contributor to investor impressions of the tax-exempt market. It is BlackRock’s opinion that default risks will remain low in most high-profile issuers, yet headline and downgrade risk is possible for smaller, local entities. The Portfolio holds securities with high-quality underlying credits to position for this environment. We believe spreads are likely to continue to tighten, but we want to use the new liquidity provided by very positive high yield fund flows to sell holdings that had a limited audience in the recent past markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Utilities	25%
County/City/Special District/School District	19
State	15
Health	15
Transportation	12
Education	6
Housing	5
Corporate	3

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	12%
AA/Aa	45
A	24
BBB/Baa	15
BB/Ba	1
Not Rated[2]	3

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

2	The investment advisor has deemed certain of these securities to be of investment grade quality. The market value of these securities was $5,277,720 representing 1% of the Portfolio’s long-term investments.

4	BLACKROCK FUNDS II	DECEMBER 31, 2009

Portfolio Summary as of December 31, 2009	BlackRock AMT-Free Municipal Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities).

3	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

4	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The Portfolio now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index, as Portfolio management believes it more accurately reflects the Portfolio’s investment strategies.

Performance Summary for the Period Ended December 31, 2009

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	4.80%	6.37%	13.83%	N/A	3.52%	N/A	4.82%	N/A
Institutional	4.72	6.22	13.66	N/A	3.41	N/A	4.70	N/A
Service	4.49	6.21	13.51	N/A	3.13	N/A	4.40	N/A
Investor A	4.30	6.21	13.36	8.57%	3.13	2.23%	4.32	3.87%
Investor B	4.41	6.16	13.41	8.91	2.78	2.44	3.78	3.78
Investor C	3.72	5.80	12.63	11.63	2.37	2.37	3.55	3.55
Barclays Capital Municipal Bond Index	—	6.10	12.91	N/A	4.32	N/A	5.75	N/A
S&P/Investortools Main Municipal Bond Index	—	6.76	14.63	N/A	4.17	N/A	5.71	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[8]
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[6]	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[6]	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,063.70	$2.60	$1,063.70	$2.55	$1,000.00	$1,022.68	$2.55	$1,022.74	$2.50
Institutional	$1,000.00	$1,062.20	$3.01	$1,062.20	$2.96	$1,000.00	$1,022.28	$2.96	$1,022.33	$2.91
Service	$1,000.00	$1,062.10	$4.16	$1,062.10	$4.11	$1,000.00	$1,021.17	$4.08	$1,021.22	$4.02
Investor A	$1,000.00	$1,062.10	$4.16	$1,062.10	$4.11	$1,000.00	$1,021.17	$4.08	$1,021.22	$4.02
Investor B	$1,000.00	$1,061.60	$4.62	$1,061.60	$4.57	$1,000.00	$1,020.72	$4.53	$1,020.77	$4.48
Investor C	$1,000.00	$1,058.00	$8.09	$1,058.00	$8.04	$1,000.00	$1,017.34	$7.93	$1,017.39	$7.88

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.50% for BlackRock, 0.58% for Institutional, 0.80% for Service, 0.80% for Investor A, 0.89% for Investor B and 1.56% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.49% for BlackRock, 0.57% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.88% for Investor B and 1.55% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2009	5

Portfolio Summary as of December 31, 2009	BlackRock Kentucky Municipal Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Effective October 28, 2009, the Portfolio changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/ Investortools Main Municipal Bond Index and also added the S&P/ Investortools Kentucky Municipal Bond Index as a secondary benchmark. The S&P/Investortools benchmarks provide a closer representation of the Kentucky Portfolio’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflect the investment strategy of the Portfolio.

•

Portfolio returns for the six-month period lagged that of the S&P/ Investortools Main Municipal Bond Index, the S&P/Investortools Kentucky Municipal Bond Index, and its former benchmark, the Barclays Capital Municipal Bond Index. The following discussion of relative performance pertains to the Portfolio’s secondary benchmark, the S&P/ Investortools Kentucky Municipal Bond Index.

What factors influenced performance?

•

Despite efforts made during the period to increase the Portfolio’s weighting in interest-rate-sensitive bonds, an underweight in the early part of the period detracted from performance as the market experienced significant credit spread tightening and a general move toward lower rates, as investor demand outstripped scarce supply. Relative Portfolio performance improved in the fourth quarter of the year (i.e., the second half of this reporting period), as absolute tax-exempt rates moved higher due to dealers scaling back their inventories ahead of year-end and pent-up new-issue supply coming to market.

•

We actively managed the Portfolio’s duration and yield curve positioning throughout the period, which had a positive effect on performance. An effort to increase the Portfolio’s weighting in interest-rate-sensitive bonds benefited the Portfolio, as tax-exempt 30-year interest rates rallied 30 basis points (0.30%) lower over the six months and prices correspondingly rose. The Portfolio’s exposure to longer-maturity bonds (maturity dates of 20 years and longer) also aided performance as the slope of the municipal yield curve between 10-year and 30-year maturity bonds was 12 basis points tighter by period-end. Additionally, the Portfolio benefited from overall credit spread tightening in the housing sector and positive security selection within the sector, due to higher realized valuations during the period.

Describe recent Portfolio activity.

•

During the six months, selling activity was centered on improving diversification and paring down out-of-favor credits. Available cash was deployed in line with guidance from BlackRock’s municipal investment strategy group — which has been advocating a longer duration posture — by purchasing attractive high-credit-quality bonds that afforded opportunities to improve the Portfolio’s distribution yield and potential for price appreciation.

Describe Portfolio positioning at period end.

•

The Portfolio’s cash position was 7% of total assets at period-end. This is the result of opportunistically selling less-liquid, out-of-favor credits and holding onto the proceeds until more suitable Kentucky investments become available. Due to the historically low yields earned on cash and cash equivalents, the low return on these assets will detract from the income generation component of the Portfolio’s total return.

•

Despite its increased level of cash, the Portfolio ended the period with a neutral-to-long duration bias relative to the S&P/Investortools Kentucky Municipal Bond Index. This positioning affords the Portfolio greater total return prospects in a stable to lower interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Transportation	26%
Health	21
County/City/Special District/School District	18
Utilities	13
Housing	11
State	8
Corporate	3

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	22%
AA/Aa	50
A	18
BBB/Baa	10

1	Using the higher of S&P’s or Moody’s ratings.

6	BLACKROCK FUNDS II	DECEMBER 31, 2009

BlackRock Kentucky Municipal Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and relaxed tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax and Kentucky state income tax (municipal securities).

3	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

4	The S&P/Investortools Kentucky Municipal Bond Index includes all Kentucky bonds in the S&P/Investortools Main Municipal Bond Index.

5	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The Portfolio now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index, as Portfolio management believes it more accurately reflects the Portfolio’s investment strategies.

Performance Summary for the Period Ended December 31, 2009

			Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.54%	5.84%	13.81%	N/A	3.33%	N/A	4.53%	N/A
Service	4.19	5.65	13.44	N/A	3.04	N/A	4.22	N/A
Investor A	4.10	5.71	13.51	8.62%	3.03	2.15%	4.13	3.68%
Investor B	3.58	5.34	12.73	8.23	2.29	1.95	3.59	3.59
Investor C	3.58	5.32	12.69	11.69	2.29	2.29	3.39	3.39
Barclays Capital Municipal Bond Index	—	6.10	12.91	N/A	4.32	N/A	5.75	N/A
S&P/Investortools Kentucky Municipal Bond Index	—	5.95	15.26	N/A	3.14	N/A	5.11	N/A
S&P/Investortools Main Municipal Bond Index	—	6.76	14.63	N/A	4.17	N/A	5.71	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[9]
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Ending Account Value December 31, 2009	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Ending Account Value December 31, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,058.40	$3.48	$1,058.40	$3.37	$1,000.00	$1,021.83	$3.41	$1,021.93	$3.31
Service	$1,000.00	$1,056.50	$5.29	$1,056.50	$5.18	$1,000.00	$1,020.06	$5.19	$1,020.16	$5.09
Investor A	$1,000.00	$1,057.10	$4.77	$1,057.10	$4.67	$1,000.00	$1,020.57	$4.69	$1,020.67	$4.58
Investor B	$1,000.00	$1,053.40	$8.38	$1,053.40	$8.28	$1,000.00	$1,017.04	$8.24	$1,017.14	$8.13
Investor C	$1,000.00	$1,053.20	$8.38	$1,053.20	$8.28	$1,000.00	$1,017.04	$8.24	$1,017.14	$8.13

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.67% for Institutional, 1.02% for Service, 0.92% for Investor A, 1.62% for Investor B and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 1.00% for Service, 0.90% for Investor A, 1.60% for Investor B and 1.60% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2009	7

Portfolio Summary as of December 31, 2009	BlackRock Ohio Municipal Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Effective October 28, 2009, the Portfolio changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/ Investortools Main Municipal Bond Index and also added the S&P/ Investortools Ohio Municipal Bond Index as a secondary benchmark. The S&P/Investortools benchmarks provide a closer representation of the Ohio Portfolio’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflect the investment strategy of the Portfolio.

•

Portfolio returns for the six-month period lagged that of the S&P/ Investortools Main Municipal Bond Index and the S&P/Investortools Ohio Municipal Bond Index. The Portfolio’s Institutional, Service and Investor A shares outperformed its former benchmark, the Barclays Capital Municipal Bond Index, while its Investor B and Investor C shares underperformed the Barclays Index. The following discussion of relative performance pertains to the Portfolio’s secondary benchmark, the S&P/ Investortools Ohio Municipal Bond Index.

What factors influenced performance?

•

Detracting from relative performance was the Portfolio’s below-benchmark weighting in the tobacco sector, which experienced positive performance for the period in line with the credit spread tightening seen in the broader market. Due to significant Ohio tobacco issuance, the sector comprises a substantial portion of the S&P/Investortools Ohio Municipal Bond Index. Given the volatility and risk associated with this sector, we prefer to maintain a neutral-to-underweight exposure.

•

We actively managed the Portfolio’s duration and yield curve positioning throughout the period, which had a positive effect on performance. An above-market weighting in interest-rate-sensitive bonds benefited the Portfolio, as tax-exempt 30-year interest rates rallied 30 basis points (0.30%) lower over the six months and prices correspondingly rose. The Portfolio’s above-market weight in longer-maturity bonds (maturity dates of 20 years and longer) also aided performance as the slope of the municipal yield curve between 10-year and 30-year maturity bonds was 12 basis points tighter by period end.

Describe recent Portfolio activity.

•

During the six months, selling activity was centered on improving diversification and paring down out-of-favor credits. Available cash was deployed in line with guidance from BlackRock’s municipal investment strategy group — which has been advocating a longer duration posture — by purchasing attractive high-credit-quality bonds that afforded opportunities to improve the Portfolio’s distribution yield and potential for price appreciation.

Describe Portfolio positioning at period end.

•

The Portfolio ended the period with a long duration bias relative to the S&P/Investortools Ohio Municipal Bond Index. Cash and cash equivalents exceeded 4% at period-end, as we opportunistically sold less-liquid, out-of-favor credits. We will wait for more suitable Ohio investment opportunities to become available before reinvesting these proceeds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
County/City/Special District/School District	24%
Education	20
Health	19
Utilities	12
Housing	10
State	7
Corporate	4
Transportation	3
Tobacco	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	15%
AA/Aa	49
A	22
BBB/Baa	11
BB/Ba	1
Not Rated[2]	2

1	Using the higher of S&P’s or Moody’s ratings.

2	The investment advisor has deemed certain of these securities to be of investment grade quality. The market value of these securities was $2,006,960 representing 2% of the Portfolio’s long-term investments.

8	BLACKROCK FUNDS II	DECEMBER 31, 2009

BlackRock Ohio Municipal Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and relaxed tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax and Ohio state income tax (municipal securities).

3	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

4	The S&P/Investortools Ohio Municipal Bond Index includes all Ohio bonds in the S&P/Investortools Main Municipal Bond Index.

5	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The Portfolio now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index, as Portfolio management believes it more accurately reflects the Portfolio’s investment strategies.

Performance Summary for the Period Ended December 31, 2009

			Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.34%	6.46%	13.46%	N/A	3.56%	N/A	5.27%	N/A
Service	4.04	6.30	13.11	N/A	3.25	N/A	4.96	N/A
Investor A	3.90	6.33	13.17	8.39%	3.26	2.37%	4.87	4.42%
Investor B	3.20	5.87	12.21	7.71	2.42	2.07	4.32	4.32
Investor C	3.27	5.79	12.25	11.25	2.41	2.41	4.06	4.06
Barclays Capital Municipal Bond Index	—	6.10	12.91	N/A	4.32	N/A	5.75	N/A
S&P/Investortools Ohio Municipal Bond Index	—	9.34	18.27	N/A	3.73	N/A	5.40	N/A
S&P/Investortools Main Municipal Bond Index	—	6.76	14.63	N/A	4.17	N/A	5.71	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual						Hypothetical[9]
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Ending Account Value December 31, 2009	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Ending Account Value December 31, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,064.60	$3.33	$1,064.60	$3.17	$1,000.00	$1,021.98	$3.26	$1,022.13	$3.11
Service	$1,000.00	$1,063.00	$4.89	$1,063.00	$4.73	$1,000.00	$1,020.47	$4.79	$1,020.62	$4.63
Investor A	$1,000.00	$1,063.30	$4.68	$1,063.30	$4.52	$1,000.00	$1,020.67	$4.58	$1,020.82	$4.43
Investor B	$1,000.00	$1,058.70	$9.18	$1,058.70	$9.03	$1,000.00	$1,016.28	$9.00	$1,016.43	$8.84
Investor C	$1,000.00	$1,057.90	$8.87	$1,057.90	$8.71	$1,000.00	$1,016.59	$8.69	$1,016.74	$8.54

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.64% for Institutional, 0.94% for Service, 0.90% for Investor A, 1.77% for Investor B and 1.71% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.91% for Service, 0.87% for Investor A, 1.74% for Investor B and 1.68% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2009	9

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to December 22, 2003, AMT-Free Municipal Bond Portfolio’s BlackRock Share performance results are those of Institutional Shares restated to reflect BlackRock Share fees. BlackRock Shares are only offered by the AMT-Free Municipal Bond Portfolio.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment adviser waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after November 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS II	DECEMBER 31, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Portfolios with economic benefits in periods of declining short-term interest rates, but expose the Portfolios to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Portfolio’s NAVs per share.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used. A Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	11

Schedule of Investments December 31, 2009 (Unaudited)	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency
Securities — 0.0%
Collateralized Mortgage Obligations — 0.0%
Government National Mortgage Assoc. I,
6.00%, 11/15/31	$2	$1,911

Municipal Bonds
Alabama — 1.0%
Prattville Industrial Development Board, RB, Recovery Zone Facility, Series C, (International Paper Co. Guaranty),
6.25%, 11/01/33	3,355	3,367,850
Tuscaloosa Special Care Facilities Financing Authority, RB, Capstone Village, Series A,
5.13%, 8/01/15(a)(b)	2,000	616,200

		3,984,050

Arizona — 0.5%
Pima County IDA, RB: Arizona Charter Schools Project, Series 0,
5.25%, 7/01/31	1,285	963,210
Tuscon Electric Power Co., San Juan, Series A,
4.95%, 10/01/20	1,000	1,012,410

		1,975,620

California — 16.4%
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West:
Series A, 6.00%, 7/01/34	3,670	3,767,255
Series E, 5.63%, 7/01/25	3,000	3,117,420
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1,
6.38%, 11/01/34	1,475	1,495,797
California State University, RB, Systemwide, Series A,
5.25%, 11/01/38	2,490	2,498,939
California Statewide Communities Development Authority, RB, Catholic Healthcare West, Series E,
5.50%, 7/01/31	2,250	2,274,772
City of Chula Vista California, RB, San Diego Gas, Series A, Remarketed,
5.88%, 2/15/34	975	1,066,757
County of Sacramento California, RB, PFC/Grant, Sub-Series C,
6.00%, 7/01/39	2,250	2,407,478
Foothill Eastern Transportation Corridor Agency, California, Refunding, RB,
5.75%, 1/15/40	6,500	5,781,685
Los Angeles Department of Water & Power, RB, System, Sub-Series A-2, (AGM-CR, AMBAC),
5.00%, 7/01/35	3,500	3,577,875
Los Angeles Municipal Improvement Corp., RB, Real Property, Series E,
6.00%, 9/01/34	1,650	1,694,880
Metropolitan Water District of Southern California, RB, Series A, (AGM)
5.00%, 7/01/30	6,825	7,087,285
Metropolitan Water District of Southern California, Refunding, RB, Series B,
5.00%, 7/01/35	3,170	3,271,091
Modesto Irrigation District, COP, Capital Improvement, Series A,
6.00%, 10/01/39	1,860	1,994,813
Pittsburg Redevelopment Agency, Refunding, TAN, Subordinate, Los Medanos Community Project, Series A,
6.50%, 9/01/28	2,020	2,201,174
Semitropic Improvement District, Refunding, RB, Series A,
5.25%, 12/01/29	5,380	5,629,578
State of California, GO, Various Purpose:
6.50%, 4/01/33	9,700	10,467,852
6.00%, 11/01/39	5,000	5,108,600
Stockton-East Water District, California, Refunding, COP, Series B, (MBIA, FGIC),
6.44%, 4/01/28(c)	4,495	1,413,678
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A,
5.88%, 1/01/29	3,225	3,507,897

		68,364,826

Colorado — 0.2%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D,
6.25%, 10/01/33	775	844,052

District of Columbia — 0.9%
District of Columbia, RB, Series A,
5.50%, 12/01/30	3,530	3,926,207

Florida — 13.0%
Ave Maria Stewardship Community Development District, Special Assessment, BAN,
4.80%, 11/01/12	1,000	765,660
City of Tampa Florida, Refunding, RB (AGM),
6.00%, 10/01/16	1,455	1,720,043
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	1,550	1,772,828
Series B-1, 6.00%, 7/01/38	5,000	5,524,900
County of Miami-Dade Florida, Refunding, RB,
Series C, 6.00%, 10/01/23	5,000	5,672,550
Florida State Board of Education, GO:
Series A, 5.38%, 6/01/33	4,000	4,328,800
Series A, 5.50%, 6/01/38	4,750	5,114,943

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association
	AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds
	AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	BAN	Bond Anticipation Note	ISD	Independent School District
	BHAC	Berkshire Hathaway Assurance Corp.	MBIA	Municipal Bond Investors Assurance (National Public Finance Guaranty Corp.)
	COP	Certificates of Participation
	CR	Custodial Receipts	PCRB	Pollution Control Revenue Bonds
	FGIC	Financial Guaranty Insurance Co.	RB	Revenue Bonds
	FHA	Federal Housing Administration	TAN	Tax Anticipation Notes
	FHLMC	Federal Home Loan Mortgage Corp.

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Florida (concluded)
Florida State Board of Education, RB, Series A,
5.75%, 7/01/28	$3,890	$4,239,711
Florida State Board of Education, Refunding, GO, Public Education, Series D,
5.75%, 6/01/22	7,800	8,021,208
JEA, RB, Scherer 4 Project, Series A,
6.00%, 10/01/37	3,000	3,254,130
Orange County School Board, COP, Series A, (AGC),
5.50%, 8/01/34	2,300	2,399,245
Panther Trace II Community Development District, Special Assessment,
5.13%, 11/01/13	2,830	1,986,801
Riviera Beach Utility Special District, RB (MBIA, FGIC),
5.00%, 10/01/29	4,245	4,089,888
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A,
5.63%, 7/01/39	5,000	5,082,750

		53,973,457

Georgia — 1.2%
City of Atlanta Georgia, Refunding, RB, Series A, (AMBAC),
6.50%, 1/01/10	1,000	1,000,000
Forsyth County School District, GO,
6.70%, 7/01/12	640	687,782
Municipal Electric Authority of Georgia, RB, General Resolution Projects, Sub-Series D,
6.00%, 1/01/23	2,000	2,249,040
Municipal Electric Authority of Georgia, Refunding, RB, Series BB, (GO of Participants),
5.70%, 1/01/19	1,000	1,112,190

		5,049,012

Illinois — 4.9%
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A, (AGC),
6.00%, 6/01/26	2,575	2,912,557
City of Chicago Illinois, GO, Series A,
5.25%, 1/01/37	7,325	7,561,524
Illinois Finance Authority, RB: Advocate Health Care Network, Series D,
6.50%, 11/01/38	1,100	1,212,442
Northwestern Memorial Hospital, Series A,
6.00%, 8/15/39	1,800	1,950,354
University of Chicago, Series B,
6.25%, 7/01/38	5,000	5,661,450
Illinois Finance Authority, Refunding, RB, Roosevelt University Project,
6.50%, 4/01/39	1,000	998,310

		20,296,637

Indiana — 4.0%
Indiana Finance Authority, RB:
Parkview Health System, Series A,
5.75%, 5/01/31	1,400	1,432,340
Various, Duke Energy Industry, Series B,
6.00%, 8/01/39	1,665	1,801,014
Indiana Finance Authority, Refunding, RB, Trinity Health, Series A,
5.63%, 12/01/38	2,000	2,076,100
Indiana Health Facility Financing Authority, Indiana, RB, Methodist Hospital, Inc.,
5.50%, 9/15/31	1,320	1,032,002
Indiana Municipal Power Agency, Indiana, RB, Series B,
6.00%, 1/01/39	2,120	2,267,382
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project:
Series A, 5.50%, 1/01/29	2,000	2,105,820
Series A, (AGC), 5.50%, 1/01/38	5,625	6,080,738

		16,795,396

Louisiana — 0.4%
New Orleans Aviation Board, Louisiana, Refunding, RB, Restructuring Garbs, Series A-2,
6.00%, 1/01/23	1,370	1,547,758

Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB, Linden Ponds, Inc. Facility, Series A,
5.75%, 11/15/35	1,000	720,320
Massachusetts Health & Educational Facilities Authority, RB, Partners Healthcare:
Series J1,5.00%, 7/01/34	1,190	1,188,334
Series J1,5.00%, 7/01/39	2,285	2,274,512
Massachusetts State College Building Authority, RB, Series B,
5.00%, 5/01/40	3,000	3,105,120

		7,288,286

Michigan — 2.5%
City of Detroit Michigan, RB, Second Lien, Remarketed, Series B, (AGM),
7.00%, 7/01/36	1,250	1,407,012
Michigan State Building Authority, Refunding, RB, Facilities Program:
Series I, 6.00%, 10/15/38	840	894,163
Series I, 6.25%, 10/15/38	1,250	1,352,525
Michigan State Hospital Finance Authority, Refunding, RB, Henry Ford Health,
5.75%, 11/15/39	2,025	1,968,584
Michigan Strategic Fund, Refunding, RB, Various, Detroit Edison, Series ET-2,
5.50%, 8/01/29(d)	1,425	1,519,734
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital,
8.25%, 9/01/39	2,935	3,406,009

		10,548,027

Minnesota — 0.3%
City of Minneapolis Minnesota, RB, Fairview Health Services, Series A,
6.75%, 11/15/32	1,000	1,111,220

Multi-State — 3.1%
Centerline Equity Issuer Trust,
7.60%, 11/30/10(e)(f)	9,000	9,325,530
Munimae Tax-Exempt Bond Subsidiary LLC,
7.50%, 6/30/49(d)(e)(f)	3,948	3,661,403

		12,986,933

Nebraska — 0.2%
Omaha Public Power District, RB, Series B,
6.15%, 2/01/12	750	793,335

Nevada — 2.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center,
6.00%, 4/01/34	1,475	1,619,697
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/38	6,685	7,341,467

		8,961,164

New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth-Hitchcock,
6.00%, 8/01/38	2,500	2,612,850

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	13

Schedule of Investments (continued)	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
New Jersey — 6.9%
City of Jersey City New Jersey, Refunding Note, GO,
5.40%, 6/25/10	$2,750	$2,768,672
Monmouth County Improvement Authority, RB, Brookdale Community College Project (County Guaranty),
6.00%, 8/01/38	3,600	4,073,868
New Jersey Educational Facilities Authority, Refunding, RB, University Medical & Dentistry:
Series B, 7.13%, 12/01/23	1,000	1,135,460
Series B, 7.50%, 12/01/32	1,000	1,128,920
New Jersey Health Care Facilities Financing Authority, RB, Saint Barnabas Health Care System, Series A,
5.00%, 7/01/29	2,575	2,050,164
New Jersey State Highway Authority, RB, Parkway,
6.20%, 1/01/10	2,740	2,740,000
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA,
6.50%, 10/01/38	4,185	4,547,840
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A,
6.00%, 6/15/10(g)	10,000	10,260,700

		28,705,624

New York — 6.1%
City of New York New York, GO, Series E-1,
6.25%, 10/15/28	2,500	2,909,175
Long Island Power Authority, RB:
General Series A, 6.00%, 5/01/33	8,700	9,812,295
Series A, 6.25%, 4/01/33	1,610	1,855,364
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	4,300	4,923,113
New York City Housing Development Corp., RB, Series M,
6.88%, 11/01/38	2,085	2,317,936
Triborough Bridge & Tunnel Authority, New York, RB, General, Series A-2,
5.38%, 11/15/38	3,150	3,373,430

		25,191,313

North Carolina — 0.6%
North Carolina Municipal Power Agency No. 1 Catawba, North Carolina, RB, Series B,
6.50%, 1/01/10(g)	2,000	2,020,000
North Carolina Municipal Power Agency No. 1 Catawba, North Carolina, Refunding, RB, Catawba Electric Revenue (MBIA),
6.00%, 1/01/10	300	300,000

		2,320,000

Ohio — 2.4%
County of Montgomery Ohio, RB, Residuals, Series 3126X,
10.31%, 5/01/34	2,565	2,750,193
Kent State University, RB, General Receipts, Series B, (AGC),
5.00%, 5/01/27	5,000	5,242,950
Ohio State Water Development Authority, Refunding, RB, FirstEnergy, Series A,
5.88%, 6/01/16(d)	1,700	1,833,178

		9,826,321

Pennsylvania — 4.3%
Cumberland County Municipal Authority, RB, Diakon Lutheran,
6.38%, 1/01/39	1,000	972,350
Delaware Valley Regional Financial Authority, RB,
5.75%, 7/01/32	10,000	11,388,200
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania American Water Co. Project, 6.20%, 4/01/39	1,000	1,070,320
Various, Allegheny Energy Supply Co., 7.00%, 7/15/39	2,000	2,156,400
Pennsylvania Housing Finance Agency, RB, Series 105C,
4.88%, 10/01/34	2,300	2,294,917

		17,882,187

Rhode Island — 1.0%
Rhode Island Health & Educational Building Corp., RB:
Hospital Financing, Lifespan Obligation, Series A, (AGC), 7.00%, 5/15/39	1,350	1,519,182
Lifespan Obligation (MBIA), 5.50%, 5/15/16	200	200,234
Public Schools Financing Program, Series E, (AGC), 6.00%, 5/15/29	2,250	2,439,360

		4,158,776

Texas — 11.1%
Beaumont ISD Texas, GO, School Building, (AGC):
5.13%, 2/15/30	2,185	2,280,856
5.13%, 2/15/31	2,000	2,077,820
Brazos River Harbor Navigation District, RB, The Dow Chemical, Series A, Remarketed,
5.50%, 6/15/11	3,000	3,054,450
City of Austin Texas, Water & Sewer RB, Series A,
5.13%, 11/15/29	2,000	2,146,480
City of Houston Texas, Refunding, RB, Combined, First Lien:
Series A, (AGC), 5.25%, 11/15/31	1,470	1,560,405
Series A, (AGC), 6.00%, 11/15/35	4,800	5,443,536
City of San Antonio Texas, Refunding, RB, Series A,
5.25%, 2/01/31	1,000	1,065,360
Conroe ISD Texas, GO, School Building, Series A,
5.75%, 2/15/35	2,295	2,473,666
County of Harris Texas, RB, Senior Lien, Toll Road, Series A,
5.00%, 8/15/30	2,970	3,120,312
Harris County Cultural Education Facilities Finance Corp., Refunding, RB, St. Lukes,
5.63%, 2/15/25	2,000	2,102,520
Harris County Health Facilities Development Corp., Refunding, RB, Memorial Hermann Healthcare System:
Series B, 7.13%, 12/01/31	1,500	1,683,375
Series B, 7.25%, 12/01/35	500	560,610
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A,
6.25%, 8/15/39	350	349,030
Matagorda County Navigation District No. 1, Texas, Refunding, RB, Central Power & Light Co. Project, Series A, Remarketed,
6.30%, 11/01/29	1,475	1,588,944
North Texas Tollway Authority, Refunding, RB, Toll 2nd Tier, Series F,
6.13%, 1/01/31	10,000	10,466,300
State of Texas, Refunding, GO, Water Financial Assistance,
5.75%, 8/01/22	3,445	3,533,398
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Mobility,
6.88%, 12/31/39	2,430	2,509,048

		46,016,110

Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc.,
5.00%, 8/15/41	2,650	2,612,556

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Utah (concluded)
City of Salt Lake City Utah, Refunding, RB, IHC Hospital, Inc., Series A,
8.13%, 5/15/15	$80	$93,239

		2,705,795

Washington — 4.8%
City of Seattle Washington, Refunding & Improvement, RB,
5.25%, 2/01/33	3,750	4,009,425
State of Washington, GO, Series B,
6.00%, 1/01/10(g)	14,000	14,000,000
Washington Health Care Facilities Authority, Washington, RB, Catholic Health Initiatives, Series D,
6.38%, 10/01/36	2,000	2,170,640

		20,180,065

Wisconsin — 2.0%
State of Wisconsin, RB, Series A, (State Appropriation),
6.00%, 5/01/36	4,000	4,420,760
Wisconsin Health & Educational Facilities Authority, RB, Froedtert & Community Health,
5.25%, 4/01/39	3,755	3,710,428

		8,131,188

Wyoming — 0.5%
County of Sweetwater Wyoming, Refunding, RB, Idaho Power Co. Project, Remarketed,
5.25%, 7/15/26	2,000	2,060,320

Guam — 0.2%
Territory of Guam, GO, Series A,
7.00%, 11/15/39	950	973,683

Puerto Rico — 2.2%
Commonwealth of Puerto Rico, Refunding, GO, Public Improvement, Series B,
6.50%, 7/01/37	3,385	3,516,135
Puerto Rico Sales Tax Financing Corp., RB, First, Sub-Series A,
6.50%, 8/01/44	5,000	5,379,850

		8,895,985

Total Municipal Bonds — 95.7%		398,106,197

Municipal Bonds Transferred to Tender Option
Bond Trusts(h)
New York — 3.3%
New York State Dormitory Authority, RB, Education, Series B,
5.75%, 3/15/36	3,000	3,344,520
New York State Environmental Facility Corp., RB, New York City Municipal Water Project, Series K,
5.00%, 6/15/28	10,000	10,271,500

Total Municipal Bonds Transferred to Tender
Option Bond Trusts — 3.3%		13,616,020

Total Long-Term Investments (Cost — $399,516,151) — 99.0%		411,724,128

	Shares
Short-Term Securities
FFI Institutional Tax-Exempt Fund, 0.24%(i)(j)	9,371,753	9,371,753

Total Short-Term Securities (Cost — $9,371,753) — 2.2%		9,371,753

Total Investments (Cost — $408,887,904*) — 101.2%		421,095,881
Other Assets Less Liabilities — 0.5%		1,894,142
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.7)%		(7,000,716)

Net Assets — 100.0%		$415,989,307

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$401,246,972

Gross unrealized appreciation	$18,677,176
Gross unrealized depreciation	(5,828,267)

Net unrealized appreciation	$12,848,909

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Securities represent a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(g)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)	Security represents bonds transferred to a tender option bond trust in exchange for which the Portfolio acquired residual interest certificates. These securities serve as collateral in a financing transaction.

(i)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
FFI Institutional Tax-Exempt Fund	$3,621,753	$24,897

(j)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation
18	U.S. Treasury Notes (10 Year)	March 2010	$2,078,156	$8,196

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	15

Schedule of Investments (concluded)	BlackRock AMT-Free Municipal Bond Portfolio

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets
Level 1 - Short-Term Securities	$9,371,753
Level 2 - Long-Term Investments[1]	411,724,128
Level 3	—

Total	$421,095,881

1	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Other Financial Instruments[2]

Assets
Level 1	$8,196
Level 2	—
Level 3	—

Total	$8,196

2	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments December 31, 2009 (Unaudited)	BlackRock Kentucky Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Kentucky — 73.2%
Corporate — 3.0%
County of Owen Kentucky, RB, American Water Co. Project, Series A,
6.25%, 6/01/39	$1,000	$1,057,510
County of Owen Kentucky, Various, RB, American Water Co., Series B,
5.63%, 9/01/39	250	254,928
Trimble County Kentucky Environmental Facilities, RB, (AMBAC), AMT,
6.00%, 3/01/37	1,000	961,110

		2,273,548

County/City/Special District/School District — 14.5%
Bowling Green ISD Finance Corp., Kentucky, RB:
5.75%, 1/01/18	1,050	1,064,490
5.75%, 1/01/20	1,135	1,150,663
County of Hopkins Kentucky, GO, Detention Facility Project, (FGIC),
5.75%, 2/01/10(a)	1,800	1,826,208
County of Kenton Kentucky, GO, Public Project,
4.63%, 4/01/34	2,000	1,975,440
Kentucky State Property & Buildings Commission, Kentucky, Refunding, RB,
5.38%, 11/01/23	3,000	3,317,190
Lexington-Fayette Urban County Government, GO, Series A,
5.75%, 2/01/20	1,500	1,520,955

		10,854,946

Health — 17.0%
County of Warren Kentucky, Refunding, RB, Community Hospital Corp. Project, Series A,
5.00%, 8/01/29	1,000	939,320
Kentucky Economic Development Finance Authority, Kentucky, RB:
Baptist Healthcare System, Series A, 5.38%, 8/15/24	1,995	2,136,166
Baptist Healthcare System, Series A, 5.63%, 8/15/27	1,000	1,080,350
Catholic Health, Series A, 5.00%, 5/01/29	2,000	2,019,180
Norton Healthcare, Series A, 6.63%, 10/01/10(a)	1,370	1,445,939
Norton Healthcare, Series A, 6.63%, 10/01/28	380	386,958
Louisville & Jefferson County Metropolitan Government, RB:
Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/37	2,000	2,062,160
Norton Health Care, Inc., 5.25%, 10/01/36	2,750	2,639,175

		12,709,248

Housing — 5.4%
Kentucky Housing Corp., RB:
Series A, (FHA), 5.75%, 7/01/39	990	1,035,253
Series B, 5.15%, 7/01/39	2,750	2,797,547
Series F, (FHA), AMT, 5.45%, 1/01/32	235	235,703

		4,068,503

State — 2.9%
Kentucky Economic Development Finance Authority, Kentucky, RB, Louisville Arena, Sub-Series A-1,
6.00%, 12/01/33	1,000	1,092,370
Kentucky State Property & Buildings Commission, Kentucky, Refunding, RB, Project No. 93, (AGC),
5.25%, 2/01/29	1,000	1,076,230

		2,168,600

Transportation — 17.9%
Kentucky Turnpike Authority, Kentucky, RB, Revitalization Projects:
Series A, 5.00%, 7/01/27	1,000	1,061,830
Series A, 5.00%, 7/01/28	1,000	1,058,160
Series A, 5.00%, 7/01/29	1,000	1,054,120
Kentucky Turnpike Authority, Kentucky, Refunding, RB, Revitalization Projects, Series A, (AMBAC),
5.50%, 7/01/15	1,000	1,161,630
Louisville & Jefferson County Regional Airport Authority, Kentucky, RB:
Airis Louisville LLC Project, Series A, AMT, 5.50%, 3/01/19	3,000	2,763,780
Series A, (FSA), AMT, 5.75%, 7/01/15	1,755	1,828,903
Louisville Kentucky Regional Airport Authority, Refunding, RB, (AMBAC), AMT,
5.00%, 7/01/18	4,345	4,492,556

		13,420,979

Utilities — 12.5%
City of Owensboro, Kentucky, Refunding & Improvement, RB, (AGC),
5.00%, 9/15/26	1,005	1,074,395
Kentucky Municipal Power Agency, RB, Prairie State Project, Series A, (BHAC-CR, MBIA),
5.25%, 9/01/42	1,000	1,030,450
Lexington-Fayette Urban County Government, RB, Series A,
5.00%, 7/01/21	1,935	2,047,307
Louisville & Jefferson County Metropolitan Sewer District, Kentucky, RB:
Series A, (AGC), 4.25%, 5/15/38	1,650	1,536,678
Series A, (BHAC-CR, FGIC), 5.00%, 5/15/38	1,000	1,023,490
Louisville Waterworks Board, Kentucky, RB, Louisville Water Co., (FSA),
5.25%, 11/15/10(a)	2,590	2,690,881

		9,403,201

		54,899,025

Multi-State — 5.5%
Housing — 5.5%
Centerline Equity Issuer Trust,
7.60%, 11/30/10(b)(c)	4,000	4,144,680

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	17

Schedule of Investments (continued)	BlackRock Kentucky Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Guam — 0.7%
County/City/Special District/School District — 0.4%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	$300	$301,683

Utilities — 0.3%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	220	202,985

		504,668

Puerto Rico — 8.2%
State — 4.6%
Commonwealth of Puerto Rico, Refunding, GO, Public Improvement, Series A-4, Remarketed,
5.25%, 7/01/30	215	220,973
Puerto Rico Sales Tax Financing Corp., RB, First, Sub-Series A,
6.38%, 8/01/39	3,000	3,237,390

		3,458,363

Transportation — 3.6%
Puerto Rico Highway & Transportation Authority, Refunding, RB, Series CC, (AGC),
5.50%, 7/01/31	2,500	2,701,500

		6,159,863

Virgin Islands — 0.1%
County/City/Special District/School District — 0.1%
Virgin Islands Public Finance Authority, RB, Senior Lien, Capital Projects, Series A-1,
5.00%, 10/01/39	100	88,844

Total Municipal Bonds — 87.7%		65,797,080

Municipal Bonds Transferred to Tender Option Bond Trusts(d)
Kentucky — 11.1%
County/City/Special District/School District — 2.8%
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A,
5.38%, 12/01/39	2,000	2,064,139

Health — 4.1%
Kentucky Economic Development Finance Authority, Kentucky, Refunding & Improvement, RB, St. Elizabeth, Series A,
5.50%, 5/01/39	3,075	3,099,292

Transportation — 4.2%
Lexington-Fayette Urban County Airport Board, Refunding, RB, Series A,
5.00%, 7/01/27	3,000	3,179,190

Total Municipal Bonds Transferred to Tender Option Bond Trusts (Cost — $8,182,544) — 11.1%		8,342,621

Total Long-Term Investments (Cost — $72,440,574) — 98.8%		74,139,701

	Shares
Short-Term Securities
FFI Institutional Tax-Exempt Fund,
0.24%(e)(f)	5,521,050	5,521,050

Total Short-Term Securities (Cost — $5,521,050) — 7.4%		5,521,050

Total Investments (Cost — $77,961,624*) — 106.2%		79,660,751
Other Assets Less Liabilities — 1.0%		727,617
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (7.2)%		(5,385,566)

Net Assets — 100.0%		$75,002,802

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$72,388,641

Gross unrealized appreciation	$2,661,362
Gross unrealized depreciation	(774,252)

Net unrealized appreciation	$1,887,110

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Securities represent a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(d)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Portfolio acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
FFI Institutional Tax-Exempt Fund	$5,321,050	$3,538

(f)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (concluded)	BlackRock Kentucky Municipal Bond Portfolio

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation
4	U.S. Treasury Notes (10 Year)	March 2010	$461,813	$1,821

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets
Level 1 - Short-Term Securities	$5,521,050
Level 2 - Long-Term Investments[1]	74,139,701
Level 3	—

Total	$79,660,751

1	See above Schedule of Investments for values in the state or political subdivision.

Valuation Inputs	Other Financial Instruments[2]

Assets
Level 1	$1,821
Level 2	—
Level 3	—

Total	$1,821

2	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	19

Schedule of Investments December 31, 2009 (Unaudited)	BlackRock Ohio Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Multi-State — 2.4%
Housing — 2.4%
Centerline Equity Issuer Trust,
7.60%, 11/30/10(a)(b)	$1,000	$1,036,170
Munimae Tax-Exempt Bond Subsidiary LLC,
7.50%, 6/30/49(a)(b)(c)	1,974	1,830,701

		2,866,871

Ohio — 78.4%
Corporate — 4.3%
Ohio Air Quality Development Authority, RB:
Ohio Power, AMT, 7.13%, 6/01/41(c)	1,000	1,023,410
Ohio Valley Electric Corp, Series E, 5.63%, 10/01/19	1,000	1,020,670
Ohio Air Quality Development Authority, Refunding, PCRB, FirstEnergy, Series C,
5.63%, 6/01/18	1,000	1,050,240
Ohio Air Quality Development Authority, Refunding, RB, Columbus Southern Power Co., Series B,
5.80%, 12/01/38(c)	1,000	1,032,990
State of Ohio, Refunding, RB, USX Corp. Project,
5.63%, 5/01/29	1,000	1,000,740

		5,128,050

County/City/Special District/School District — 23.9%
City of Brunswick Ohio, GO, Special Assessment,
6.30%, 12/01/14	120	122,909
City of Cincinnati Ohio, RB, Madison Circle Project, Series C,
5.00%, 11/01/32	1,750	1,759,572
City of Cleveland Ohio, GO, Various Purpose, Series A, (AGC),
5.00%, 12/01/29	1,000	1,043,370
City of Cleveland Ohio, RB, Series C, (AGC),
5.00%, 1/01/27	1,500	1,536,030
City of Cuyahoga Falls Ohio, Refunding, GO, Various Purpose:
4.25%, 12/01/34	1,155	1,044,524
4.38%, 12/01/37	1,365	1,250,736
City of Mason Ohio, GO, Various Purpose, Limited Tax,
4.25%, 12/01/27	1,000	1,010,560
County of Franklin Ohio, GO, Various Purpose,
5.00%, 12/01/31	1,500	1,604,025
County of Hamilton Ohio, RB, Sub-Series B, (AMBAC),
5.25%, 12/01/32	1,015	1,018,370
Fairfield City School District, GO,
7.45%, 12/01/14	1,000	1,129,500
Miamisburg City School District, GO, School Facilities Construction & Improvement:
5.00%, 12/01/33	1,500	1,589,580
(AGC), 5.00%, 12/01/29	1,035	1,092,867
(AGC), 4.75%, 12/01/36	1,000	1,002,120
Monroe Local School District, Refunding, GO, School Improvement, (AMBAC),
5.50%, 12/01/25	1,835	2,126,068
New Albany Community Authority, RB, Series B, (AMBAC),
5.13%, 10/01/21	2,750	2,818,558
Northwestern Local School District Wayne & Ashland Counties, GO, School Improvement, (MBIA, FGIC),
7.20%, 12/01/10	85	86,641
Olentangy Local School District, GO, School Facilities Construction & Improvement,
5.00%, 12/01/36	1,700	1,775,905
Sylvania City School District, GO, School Improvement, (AGC),
5.25%, 12/01/36	1,500	1,555,845
Vandalia Butler City School District, GO, School Improvement,
5.13%, 12/01/37	3,000	3,105,240
West Muskingum Local School District, GO, School Facilities Construction & Improvement, (MBIA, FGIC),
5.00%, 12/01/24	2,000	2,006,960

		28,679,380

Education — 20.3%
Cleveland State University, RB, (MBIA, FGIC),
5.00%, 6/01/34	3,000	3,037,800
Kent State University Revenues, RB, General Receipts, Series B, (AGC),
4.25%, 5/01/31	2,500	2,292,500
Ohio State Higher Educational Facility Commission Higher Educational, RB, Denison University Project,
5.13%, 11/01/11(d)	3,000	3,276,210
Ohio State University, RB:
Series A, 5.25%, 12/01/18	3,290	3,603,965
Series A, 5.00%, 12/01/26	5,000	5,379,500
State of Ohio, RB, Denison University 2007 Project,
5.00%, 11/01/32	2,500	2,644,150
State of Ohio, Refunding, RB, Case Western Reserve,
5.00%, 12/01/33	2,000	2,053,840
University of Cincinnati, RB, Series A, (MBIA, FGIC),
5.00%, 6/01/31	2,000	2,020,300

		24,308,265

Health — 7.5%
County of Franklin Ohio, RB, Improvement, Nationwide Children’s Hospital,
5.25%, 11/01/40	4,500	4,530,600
County of Montgomery Ohio, RB:
Catholic Health Initiatives, Series D, 6.13%, 10/01/28	1,000	1,092,180
Catholic Health, Series A, 5.00%, 5/01/39	620	612,436
County of Scioto Ohio, RB, Southern Ohio Medical Center,
5.75%, 2/15/38	1,000	1,007,660
Ohio State Higher Educational Facility Commission Hospital, RB, University Hospital Health System, Inc., Series A,
4.50%, 1/15/31	2,000	1,800,860

		9,043,736

Housing — 7.9%
County of Franklin Ohio, RB, Wellington Village Project, Series A, (GNMA), AMT,
5.40%, 2/20/43	250	250,625
Ohio Housing Finance Agency, Ohio Mortgage Backed Securities, RB:
Series F, (GNMA, FNMA, FHLMC), 5.45%, 9/01/33	995	1,021,964
Series F, (GNMA, FNMA, FHLMC), 5.00%, 3/01/40	3,000	3,018,660
Series J, (GNMA, FNMA, FHLMC), 6.13%, 9/01/28	2,500	2,723,725
Ohio Housing Finance Agency, Ohio, RB:
Series A, (AGM), 5.00%, 4/01/27	2,000	2,107,940
Wind River Apartments Project, Series A, (GNMA), AMT, 5.55%, 11/01/18	300	300,237

		9,423,151

Tobacco — 1.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset Backed Senior Turbo:
Series A-2, 5.88%, 6/01/47	1,400	1,055,544

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock Ohio Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Ohio (concluded)
Tobacco (concluded)
Series A-2, 6.50%, 6/01/47	$250	$207,100

		1,262,644

Transportation — 2.5%
County of Scioto Ohio, Refunding, RB, Norfolk Southern Corp. Project,
5.30%, 8/15/13(c)	3,000	3,004,950

Utilities — 10.9%
American Municipal Power-Ohio, Inc., RB, Prairie State Energy Campus Project, Series A,
5.25%, 2/15/25	1,500	1,603,110
City of Cincinnati Ohio, RB, Series B,
5.00%, 12/01/32	2,000	2,120,580
City of Cleveland Ohio, RB, Series B-1,
5.00%, 11/15/38	2,000	2,005,320
City of Columbus, Ohio System RB:
Series A, 4.50%, 6/01/29	2,000	2,037,300
Series A, 4.25%, 6/01/30	1,270	1,264,297
County of Hamilton Ohio, RB, Improvement, Metropolitan Sewer District, Series B, (MBIA),
5.00%, 12/01/16	2,720	3,093,837
Ohio State Water Development Authority, Refunding, RB, Community Assistance,
4.00%, 12/01/28	1,000	955,160

		13,079,604

		93,929,780

Guam — 0.9%
County/City/Special District/School District — 0.4%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	400	402,244

Utilities — 0.5%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	675	622,796

		1,025,040

Puerto Rico — 7.2%
State — 7.2%
Puerto Rico Public Finance Corp. Commonwealth, RB, Appropriation, Series E,
5.50%, 2/01/12(d)	2,990	3,270,342
Puerto Rico Sales Tax Financing Corp., RB, First, Sub-Series A,
6.38%, 8/01/39	5,000	5,395,650

		8,665,992

Virgin Islands — 0.1%
County/City/Special District/School District — 0.1%
Virgin Islands Public Finance Authority, RB, Senior Lien, Capital Projects, Series A-1,
5.00%, 10/01/39	100	88,844

Total Municipal Bonds — 89.0%		106,576,527

Municipal Bonds Transferred to Tender Option Bond Trusts(e)
Ohio — 11.0%
Health — 11.0%
County of Montgomery Ohio, RB:
Catholic Health, Series A, 5.50%, 5/01/34	5,000	5,180,500
Various, Catholic Health, Series C-1, (AGM), 5.00%, 10/01/41	2,000	1,949,871
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A,
5.25%, 1/01/33	3,400	3,468,952
State of Ohio, RB, Cleveland Clinic Health, Series B,
5.50%, 1/01/34	2,500	2,597,050

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.0%		13,196,373

Total Long-Term Investments (Cost — $116,151,561) — 100.0%		119,772,900

	Shares
Short-Term Securities
CMA Ohio Municipal Money Fund, 0.04%(f)(g)	5,466,398	5,466,398

Total Short-Term Securities (Cost — $5,466,398) — 4.6%		5,466,398

Total Investments (Cost — $121,617,959*) — 104.6%		125,239,298
Other Assets Less Liabilities — 0.8%		968,710
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (5.4)%		(6,454,340)

Net Assets — 100.0%		$119,753,668

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$115,240,158

Gross unrealized appreciation	$4,647,375
Gross unrealized depreciation	(1,093,235)

Net unrealized appreciation	$3,554,140

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Securities represent a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(c)	Variable rate security. Rate shown is as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Portfolio acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	21

Schedule of Investments (concluded)	BlackRock Ohio Municipal Bond Portfolio

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
CMA Ohio Municipal Money Fund	$3,237,899	$1,233

(g)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation
9	U.S. Treasury Notes (10 Year)	March 2010	$1,039,078	$4,098

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets
Level 1 - Short-Term Securities	$5,466,398
Level 2 - Long-Term Investments[1]	119,772,900
Level 3	—

Total	$125,239,298

1	See above Schedule of Investments for values in the state or political subdivision.

Valuation Inputs	Other Financial Instruments[2]

Assets
Level 1	$4,098
Level 2	—
Level 3	—

Total	$4,098

2	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2009

Statements of Assets and Liabilities

December 31, 2009 (Unaudited)	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$411,724,128	$74,139,701	$119,772,900
Investments at value - affiliated[2]	9,371,753	5,521,050	5,466,398
Cash	3	2	—
Interest and dividends receivable	6,823,566	1,192,978	1,335,563
Investments sold receivable	5,685,763	—	—
Capital shares sold receivable	505,098	58,923	286,610
Receivable from advisor	30,645	5,861	13,964
Margin variation receivable	8,195	1,821	4,098
Dividends receivable - affiliated	2,039	750	189
Prepaid expenses	60,869	12,905	12,026

Total assets	434,212,059	80,933,991	126,891,748

Liabilities
Investments purchased payable	8,959,440	—	—
Income dividends payable	1,457,877	234,664	388,557
Capital shares redeemed payable	474,334	220,131	163,759
Investment advisory fees payable	120,104	23,900	40,356
Other affiliates payable	91,706	16,431	27,442
Service and distribution fees payable	25,405	9,059	12,121
Officer’s and Trustees’ fees payable	8,906	6,531	6,847
Interest expense and fees payable	716	566	9,340
Bank overdraft	—	—	14
Other accrued expenses payable	84,264	34,907	44,644

Total accrued liabilities	11,222,752	546,189	693,080

Other Liabilities
Trust certificates[3]	7,000,000	5,385,000	6,445,000

Total Liabilities	18,222,752	5,931,189	7,138,080

Net Assets	$415,989,307	$75,002,802	$119,753,668

Net Assets Consist of
Paid-in capital	$428,158,006	$76,547,977	$118,208,197
Undistributed net investment income	1,064,166	729,446	378,546
Accumulated net realized loss	(25,449,038)	(3,975,569)	(2,458,512)
Net unrealized appreciation/depreciation	12,216,173	1,700,948	3,625,437

Net Assets	$415,989,307	$75,002,802	$119,753,668

[1] Investments at cost - unaffiliated	$399,516,151	$72,440,574	$116,151,561
[2] Investments at cost - affiliated	$9,371,753	$5,521,050	$5,466,398
[3] Represents short-term floating rate certificates issued by tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	23

Statements of Assets and Liabilities (concluded)

December 31, 2009 (Unaudited)	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
Net Asset Value
BlackRock
Net assets	$13,257,587	—	—

Shares outstanding[1]	1,257,150	—	—

Net asset value	$10.55	—	—

Institutional
Net assets	$334,511,759	$55,563,876	$94,094,792

Shares outstanding[1]	31,723,089	6,060,030	9,113,041

Net asset value	$10.54	$9.17	$10.33

Service
Net assets	$1,812,495	$159,193	$2,839,797

Shares outstanding[1]	172,014	17,347	274,723

Net asset value	$10.54	$9.18	$10.34

Investor A
Net assets	$46,318,928	$11,654,812	$12,607,205

Shares outstanding[1]	4,391,539	1,271,092	1,220,808

Net asset value	$10.55	$9.17	$10.33

Investor B
Net assets	$1,361,432	$1,072,948	$1,368,319

Shares outstanding[1]	129,100	116,994	132,472

Net asset value	$10.55	$9.17	$10.33

Investor C
Net assets	$18,727,106	$6,551,973	$8,843,555

Shares outstanding[1]	1,775,778	712,870	855,790

Net asset value	$10.55	$9.19	$10.33

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2009

Statements of Operations

Six Months Ended December 31, 2009 (Unaudited)	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
Investment Income
Interest	$10,587,445	$2,024,358	$2,959,654
Dividends - affiliated	24,897	3,538	1,233
Dividends	132	37	39

Total income	10,612,474	2,027,933	2,960,926

Expenses
Investment advisory	1,000,236	203,922	287,966
Transfer agent - class specific	310,703	50,067	86,405
Administration	150,035	27,808	43,195
Service and distribution - class specific	135,643	51,533	70,638
Professional	57,536	32,232	39,656
Administration - class specific	49,983	9,262	14,392
Printing	29,864	6,624	10,506
Registration	26,300	5,794	5,522
Custodian	14,149	3,601	4,703
Officer and Trustees	12,701	8,555	9,126
Miscellaneous	21,752	7,778	9,777
Recoupment of past waived fees - class specific	—	88	—

Total expenses excluding interest expense and fees	1,808,902	407,264	581,886
Interest expense and fees[1]	18,623	8,602	15,036

Total expenses	1,827,525	415,866	596,922
Less fees waived by advisor	(332,613)	(74,507)	(59,504)
Less administration fees waived - class specific	(42,686)	(7,877)	(12,726)
Less transfer agent fees waived - class specific	(1,010)	(244)	(489)
Less transfer agent fees reimbursed - class specific	(168,863)	(33,752)	(81,800)

Total expenses after fees waived and reimbursed	1,282,353	299,486	442,403

Net investment income	9,330,121	1,728,447	2,518,523

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(67,587)	(83,849)	361,262
Financial futures contracts	103,748	—	57,782

	36,161	(83,849)	419,044

Net change in unrealized appreciation/depreciation on:
Investments	14,280,037	2,429,904	3,949,845
Financial futures contracts	8,196	1,821	4,098

	14,288,233	2,431,725	3,953,943

Total realized and unrealized gain	14,324,394	2,347,876	4,372,987

Net Increase in Net Assets Resulting from Operations	$23,654,515	$4,076,323	$6,891,510

1	Related to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	25

Statements of Changes in Net Assets

	BlackRock AMT-Free Municipal Bond Portfolio		BlackRock Kentucky Municipal Bond Portfolio		BlackRock Ohio Municipal Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009
Operations
Net investment income	$9,330,121	$16,585,933	$1,728,447	$3,304,045	$2,518,523	$4,514,995
Net realized gain (loss)	36,161	(5,411,905)	(83,849)	(261,386)	419,044	(194,665)
Net change in unrealized appreciation/depreciation	14,288,233	(3,262,857)	2,431,725	(1,187,797)	3,953,943	(1,409,400)

Net increase in net assets resulting from operations	23,654,515	7,911,171	4,076,323	1,854,862	6,891,510	2,910,930

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(315,786)	(582,225)	—	—	—	—
Institutional	(7,745,475)	(14,446,041)	(1,300,007)	(2,628,841)	(2,036,479)	(3,723,415)
Service	(42,071)	(79,929)	(3,384)	(9,732)	(57,517)	(84,527)
Investor A	(859,003)	(952,985)	(240,307)	(395,019)	(237,327)	(346,892)
Investor B	(35,551)	(98,979)	(20,535)	(48,013)	(31,950)	(105,797)
Investor C	(311,706)	(374,057)	(120,068)	(218,922)	(150,222)	(236,676)
Net realized gain:
Institutional	—	—	—	—	(53,286)	—
Service	—	—	—	—	(1,546)	—
Investor A	—	—	—	—	(6,853)	—
Investor B	—	—	—	—	(774)	—
Investor C	—	—	—	—	(5,073)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(9,309,592)	(16,534,216)	(1,684,301)	(3,300,527)	(2,581,027)	(4,497,307)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	37,438,870	46,159,964	3,140,258	(6,700,157)	6,357,878	3,843,943

Net Assets
Total increase (decrease) in net assets	51,783,793	37,536,919	5,532,280	(8,145,822)	10,668,361	2,257,566
Beginning of period	364,205,514	326,668,595	69,470,522	77,616,344	109,085,307	106,827,741

End of period	$415,989,307	$364,205,514	$75,002,802	$69,470,522	$119,753,668	$109,085,307

Undistributed net investment income	$1,064,166	$1,043,637	$729,446	$685,300	$378,546	$373,518

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights	BlackRock AMT-Free Municipal Bond Portfolio

	BlackRock
	Six Months Ended December 31, 2009	Year Ended	Period October 1, 2007 to	Year Ended September 30,			Period December 22, 2003[1] to
	(Unaudited)	June 30, 2009	June 30, 2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$10.99	$11.11	$11.22

Net investment income[2]	0.25	0.50	0.39	0.46	0.47	0.49	0.37
Net realized and unrealized gain (loss)	0.39	(0.29)	(0.26)	(0.22)	(0.06)	(0.17)	(0.10)

Net increase from investment operations	0.64	0.21	0.13	0.24	0.41	0.32	0.27

Dividends and distributions from:
Net investment income	(0.25)	(0.50)	(0.37)	(0.46)	(0.47)	(0.44)	(0.38)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.25)	(0.50)	(0.39)	(0.46)	(0.47)	(0.44)	(0.38)

Net asset value, end of period	$10.55	$10.16	$10.45	$10.71	$10.93	$10.99	$11.11

Total Investment Return[3]
Based on net asset value	6.37%[4]	2.17%	1.20%[4]	2.27%	3.83%	3.23%	2.46%[4]

Ratios to Average Net Assets
Total expenses	0.69%[5]	0.73%	0.81%[5]	0.88%	0.88%	0.83%	0.75%[5]

Total expenses after fees waived, reimbursed and paid indirectly	0.50%[5]	0.47%	0.58%[5]	0.65%	0.64%	0.57%	0.51%[5]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[6]	0.49%[5]	0.45%	0.45%[5]	0.45%	0.45%	0.45%	0.45%[5]

Net investment income	4.82%[5]	4.98%	4.92%[5]	4.26%	4.35%	4.39%	4.34%[5]

Supplemental Data
Net assets, end of period (000)	$13,258	$12,554	$11,270	$24,027	$71,890	$85,552	$100,489

Portfolio turnover	49%	89%	69%	88%	66%	87%	69%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	27

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Institutional
	Six Months Ended December 31, 2009	Year Ended	Period October 1, 2007 to	Year Ended September 30,
	(Unaudited)	June 30, 2009	June 30, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.11	$11.22

Net investment income[1]	0.25	0.50	0.39	0.46	0.46	0.47	0.48
Net realized and unrealized gain (loss)	0.38	(0.29)	(0.26)	(0.22)	(0.07)	(0.12)	(0.10)

Net increase from investment operations	0.63	0.21	0.13	0.24	0.39	0.35	0.38

Dividends and distributions from:
Net investment income	(0.25)	(0.50)	(0.37)	(0.46)	(0.46)	(0.46)	(0.49)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.25)	(0.50)	(0.39)	(0.46)	(0.46)	(0.46)	(0.49)

Net asset value, end of period	$10.54	$10.16	$10.45	$10.71	$10.93	$11.00	$11.11

Total Investment Return[2]
Based on net asset value	6.22%[3]	2.14%	1.18%[3]	2.25%	3.65%	3.17%	3.46%

Ratios to Average Net Assets
Total expenses	0.87%[4]	0.74%	0.81%[4]	0.88%	0.92%	0.95%	0.88%

Total expenses after fees waived, reimbursed and paid indirectly	0.58%[4]	0.50%	0.60%[4]	0.68%	0.71%	0.72%	0.66%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.57%[4]	0.48%	0.48%[4]	0.48%	0.52%	0.60%	0.60%

Net investment income	4.73%[4]	4.94%	4.87%[4]	4.27%	4.26%	4.24%	4.34%

Supplemental Data
Net assets, end of period (000)	$334,512	$301,817	$293,812	$278,479	$271,641	$295,737	$308,122

Portfolio turnover	49%	89%	69%	88%	66%	87%	69%

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Service
	Six Months Ended December 31, 2009	Year Ended	Period October 1, 2007 to	Year Ended September 30,
	(Unaudited)	June 30, 2009	June 30, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.15	$10.44	$10.70	$10.92	$10.99	$11.10	$11.21

Net investment income[1]	0.24	0.47	0.37	0.43	0.43	0.44	0.45
Net realized and unrealized gain (loss)	0.39	(0.29)	(0.26)	(0.22)	(0.08)	(0.12)	(0.10)

Net increase from investment operations	0.63	0.18	0.11	0.21	0.35	0.32	0.35

Dividends and distributions from:
Net investment income	(0.24)	(0.47)	(0.34)	(0.43)	(0.42)	(0.43)	(0.46)
Net realized gain	—	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.24)	(0.47)	(0.37)	(0.43)	(0.42)	(0.43)	(0.46)

Net asset value, end of period	$10.54	$10.15	$10.44	$10.70	$10.92	$10.99	$11.10

Total Investment Return[2]
Based on net asset value	6.21%[3]	1.86%	0.97%[3]	1.91%	3.29%	2.91%	3.16%

Ratios to Average Net Assets
Total expenses	0.97%[4]	1.01%	1.10%[4]	1.19%	1.62%	1.20%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.80%[4]	0.77%	0.88%[4]	0.99%	1.07%	0.98%	0.92%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.79%[4]	0.75%	0.76%[4]	0.79%	0.88%	0.86%	0.86%

Net investment income	4.52%[4]	4.66%	4.62%[4]	3.96%	3.91%	3.99%	4.09%

Supplemental Data
Net assets, end of period (000)	$1,812	$1,820	$1,896	$1,158	$1,249	$2,312	$2,702

Portfolio turnover	49%	89%	69%	88%	66%	87%	69%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	29

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Investor A
	Six Months Ended December 31, 2009	Year Ended	Period October 1, 2007 to	Year Ended September 30,
	(Unaudited)	June 30, 2009	June 30, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.12	$11.22

Net investment income[1]	0.24	0.47	0.36	0.43	0.43	0.44	0.44
Net realized and unrealized gain (loss)	0.39	(0.29)	(0.26)	(0.22)	(0.07)	(0.13)	(0.10)

Net increase from investment operations	0.63	0.18	0.10	0.21	0.36	0.31	0.34

Dividends and distributions from:
Net investment income	(0.24)	(0.47)	(0.34)	(0.43)	(0.43)	(0.43)	(0.44)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.24)	(0.47)	(0.36)	(0.43)	(0.43)	(0.43)	(0.44)

Net asset value, end of period	$10.55	$10.16	$10.45	$10.71	$10.93	$11.00	$11.12

Total Investment Return[2]
Based on net asset value	6.21%[3]	1.84%	0.94%[3]	1.92%	3.35%	2.81%	3.10%

Ratios to Average Net Assets
Total expenses	0.96%[4]	1.02%	1.13%[4]	1.20%	1.31%	1.30%	1.37%

Total expenses after fees waived, reimbursed and paid indirectly	0.80%[4]	0.78%	0.92%[4]	0.99%	1.01%	0.98%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.79%[4]	0.76%	0.79%[4]	0.79%	0.82%	0.86%	1.00%

Net investment income	4.47%[4]	4.64%	4.54%[4]	3.96%	3.97%	3.99%	3.95%

Supplemental Data
Net assets, end of period (000)	$46,319	$31,307	$12,265	$9,868	$9,713	$8,965	$7,711

Portfolio turnover	49%	89%	69%	88%	66%	87%	69%

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Investor B
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.11	$11.22

Net investment income[1]	0.23	0.47	0.36	0.39	0.35	0.36	0.36
Net realized and unrealized gain (loss)	0.39	(0.30)	(0.26)	(0.21)	(0.08)	(0.12)	(0.11)

Net increase from investment operations	0.62	0.17	0.10	0.18	0.27	0.24	0.25

Dividends and distributions from:
Net investment income	(0.23)	(0.46)	(0.34)	(0.40)	(0.34)	(0.35)	(0.36)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.23)	(0.46)	(0.36)	(0.40)	(0.34)	(0.35)	(0.36)

Net asset value, end of period	$10.55	$10.16	$10.45	$10.71	$10.93	$11.00	$11.11

Total Investment Return[2]
Based on net asset value	6.16%[3]	1.80%	0.92%[3]	1.63%	2.55%	2.14%	2.24%

Ratios to Average Net Assets
Total expenses	1.06%[4]	1.07%	1.16%[4]	1.51%	1.99%	1.96%	2.03%

Total expenses after fees waived, reimbursed and paid indirectly	0.89%[4]	0.84%	0.95%[4]	1.30%	1.79%	1.73%	1.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.88%[4]	0.82%	0.83%[4]	1.10%	1.60%	1.61%	1.75%

Net investment income	4.45%[4]	4.63%	4.53%[4]	3.65%	3.20%	3.24%	3.21%

Supplemental Data
Net assets, end of period (000)	$1,361	$1,793	$2,385	$3,088	$4,168	$4,839	$5,869

Portfolio turnover	49%	89%	69%	88%	66%	87%	69%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	31

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Investor C
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.12	$11.21

Net investment income[1]	0.20	0.39	0.30	0.35	0.35	0.36	0.35
Net realized and unrealized gain (loss)	0.39	(0.29)	(0.26)	(0.22)	(0.07)	(0.13)	(0.08)

Net increase from investment operations	0.59	0.10	0.04	0.13	0.28	0.23	0.27

Distributions and dividends from:
Net investment income	(0.20)	(0.39)	(0.28)	(0.35)	(0.35)	(0.35)	(0.36)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.20)	(0.39)	(0.30)	(0.35)	(0.35)	(0.35)	(0.36)

Net asset value, end of period	$10.55	$10.16	$10.45	$10.71	$10.93	$11.00	$11.12

Total Investment Return[2]
Based on net asset value	5.80%[3]	1.08%	0.39%[3]	1.16%	2.59%	2.05%	2.33%

Ratios to Average Net Assets
Total expenses	1.72%[4]	1.77%	1.86%[4]	1.95%	1.95%	1.97%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly	1.56%[4]	1.53%	1.65%[4]	1.74%	1.75%	1.74%	1.79%

Total expenses after feed waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.55%[4]	1.51%	1.53%[4]	1.54%	1.56%	1.62%	1.73%

Net investment income	3.72%[4]	3.89%	3.79%[4]	3.22%	3.22%	3.26%	3.17%

Supplemental Data
Net assets, end of period (000)	$18,727	$14,914	$5,040	$3,913	$2,662	$2,303	$2,918

Portfolio turnover	49%	89%	69%	88%	66%	87%	69%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Institutional
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73	$9.77

Net investment income[1]	0.22	0.42	0.33	0.41	0.46	0.46	0.45
Net realized and unrealized gain (loss)	0.30	(0.14)	(0.26)	(0.21)	(0.18)	(0.14)	(0.07)

Net increase from investment operations	0.52	0.28	0.07	0.20	0.28	0.32	0.38

Dividends and distributions from:
Net investment income	(0.22)	(0.42)	(0.31)	(0.51)	(0.39)	(0.36)	(0.42)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.22)	(0.42)	(0.33)	(0.51)	(0.39)	(0.36)	(0.42)

Net asset value, end of period	$9.17	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73

Total Investment Return[2]
Based on net asset value	5.84%[3]	3.28%	0.75%[3]	2.13%	3.01%	3.35%	4.01%

Ratios to Average Net Assets
Total expenses	1.02%[4]	0.87%	1.06%[4]	1.19%	1.39%	1.26%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	0.67%[4]	0.64%	0.83%[4]	1.02%	1.22%	1.05%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.65%[4]	0.63%	0.62%[4]	0.62%	0.66%	0.70%	0.70%

Net investment income	4.80%[4]	4.80%	4.86%[4]	4.41%	4.81%	4.69%	4.61%

Supplemental Data
Net assets, end of period (000)	$55,564	$52,848	$61,330	$80,671	$61,918	$71,188	$78,549

Portfolio turnover	19%	35%	21%	39%	8%	4%	7%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	33

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Service
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.88	$9.01	$9.27	$9.59	$9.70	$9.74	$9.78

Net investment income[1]	0.20	0.39	0.31	0.39	0.43	0.43	0.43
Net realized and unrealized gain (loss)	0.30	(0.12)	(0.26)	(0.23)	(0.18)	(0.14)	(0.08)

Net increase from investment operations	0.50	0.27	0.05	0.16	0.25	0.29	0.35

Dividends and distributions from:
Net investment income	(0.20)	(0.40)	(0.29)	(0.48)	(0.36)	(0.33)	(0.39)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.20)	(0.40)	(0.31)	(0.48)	(0.36)	(0.33)	(0.39)

Net asset value, end of period	$9.18	$8.88	$9.01	$9.27	$9.59	$9.70	$9.74

Total Investment Return[2]
Based on net asset value	5.65%[3]	3.12%	0.54%[3]	1.70%	2.69%	3.04%	3.69%

Ratios to Average Net Assets
Total expenses	1.25%[4]	1.13%	1.35%[4]	1.51%	1.68%	1.52%	1.33%

Total expenses after fees waived, reimbursed and paid indirectly	1.02%[4]	0.91%	1.11%[4]	1.34%	1.53%	1.35%	1.16%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.00%[4]	0.90%	0.90%[4]	0.94%	0.97%	1.00%	1.00%

Net investment income	4.45%[4]	4.51%	4.56%[4]	4.10%	4.50%	4.38%	4.40%

Supplemental Data
Net assets, end of period (000)	$159	$149	$287	$290	$263	$248	$247

Portfolio turnover	19%	35%	21%	39%	8%	4%	7%

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Investor A
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73	$9.77

Net investment income[1]	0.21	0.40	0.32	0.38	0.43	0.42	0.41
Net realized and unrealized gain (loss)	0.29	(0.14)	(0.27)	(0.21)	(0.18)	(0.14)	(0.07)

Net increase from investment operations	0.50	0.26	0.05	0.17	0.25	0.28	0.34

Dividends and distributions from:
Net investment income	(0.20)	(0.40)	(0.29)	(0.48)	(0.36)	(0.32)	(0.38)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.20)	(0.40)	(0.31)	(0.48)	(0.36)	(0.32)	(0.38)

Net asset value, end of period	$9.17	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73

Total Investment Return[2]
Based on net asset value	5.71%[3]	3.00%	0.56%[3]	1.86%	2.68%	2.95%	3.53%

Ratios to Average Net Assets
Total expenses	1.12%[4]	1.14%	1.33%[4]	1.46%	1.75%	1.61%	1.52%

Total expenses excluding recoupment of past waived fees	1.12%[4]	1.14%	1.33%[4]	1.46%	1.75%	1.61%	1.52%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[4]	0.91%	1.10%[4]	1.27%	1.53%	1.44%	1.31%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.90%[4]	0.90%	0.89%[4]	0.87%	0.97%	1.09%	1.15%

Net investment income	4.53%[4]	4.54%	4.59%[4]	4.07%	4.50%	4.28%	4.19%

Supplemental Data
Net assets, end of period (000)	$11,655	$9,841	$8,489	$14,185	$6,240	$6,377	$5,482

Portfolio turnover	19%	35%	21%	39%	8%	4%	7%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	35

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Investor B
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73	$9.77

Net investment income[1]	0.18	0.34	0.27	0.33	0.36	0.35	0.33
Net realized and unrealized gain (loss)	0.29	(0.14)	(0.27)	(0.22)	(0.18)	(0.14)	(0.07)

Net increase from investment operations	0.47	0.20	—	0.11	0.18	0.21	0.26

Dividends and distributions from:
Net investment income	(0.17)	(0.34)	(0.24)	(0.42)	(0.29)	(0.25)	(0.30)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.17)	(0.34)	(0.26)	(0.42)	(0.29)	(0.25)	(0.30)

Net asset value, end of period	$9.17	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73

Total Investment Return[2]
Based on net asset value	5.34%[3]	2.29%	0.02%[3]	1.14%	1.94%	2.18%	2.76%

Ratios to Average Net Assets
Total expenses	1.92%[4]	1.92%	2.11%[4]	2.24%	2.47%	2.27%	2.18%

Total expenses after fees waived, reimbursed and paid indirectly	1.62%[4]	1.61%	1.81%[4]	2.00%	2.27%	2.20%	2.05%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.60%[4]	1.60%	1.60%[4]	1.60%	1.71%	1.85%	1.89%

Net investment income	3.86%[4]	3.84%	3.89%[4]	3.46%	3.78%	3.55%	3.44%

Supplemental Data
Net assets, end of period (000)	$1,073	$1,129	$1,431	$1,714	$2,233	$3,578	$3,897

Portfolio turnover	19%	35%	21%	39%	8%	4%	7%

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Investor C
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.89	$9.03	$9.29	$9.61	$9.71	$9.76	$9.79

Net investment income[1]	0.18	0.34	0.27	0.31	0.36	0.35	0.33
Net realized and unrealized gain (loss)	0.29	(0.14)	(0.27)	(0.21)	(0.17)	(0.15)	(0.06)

Net increase from investment operations	0.47	0.20	—	0.10	0.19	0.20	0.27

Dividends and distributions from:
Net investment income	(0.17)	(0.34)	(0.24)	(0.42)	(0.29)	(0.25)	(0.30)
Net realized gain	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.17)	(0.34)	(0.26)	(0.42)	(0.29)	(0.25)	(0.30)

Net asset value, end of period	$9.19	$8.89	$9.03	$9.29	$9.61	$9.71	$9.76

Total Investment Return[2]
Based on net asset value	5.32%[3]	2.28%	0.02%[3]	1.06%	2.04%	2.07%	2.86%

Ratios to Average Net Assets
Total expenses	1.87%[4]	1.90%	2.11%[4]	2.21%	2.41%	2.27%	2.16%

Total expenses after fees waived, reimbursed and paid indirectly	1.62%[4]	1.61%	1.81%[4]	1.98%	2.24%	2.21%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.60%[4]	1.60%	1.60%[4]	1.58%	1.68%	1.86%	1.88%

Net investment income	3.82%[4]	3.82%	3.85%[4]	3.30%	3.75%	3.55%	3.43%

Supplemental Data
Net assets, end of period (000)	$6,552	$5,503	$6,080	$8,347	$1,115	$938	$1,399

Portfolio turnover	19%	35%	21%	39%	8%	4%	7%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	37

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Institutional
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.08	$10.34	$10.52	$10.64	$10.88	$10.87

Net investment income[1]	0.23	0.43	0.35	0.46	0.48	0.48	0.54
Net realized and unrealized gain (loss)	0.41	(0.15)	(0.24)	(0.20)	(0.13)	(0.21)	(0.03)

Net increase from investment operations	0.64	0.28	0.11	0.26	0.35	0.27	0.51

Dividends and distributions from:
Net investment income	(0.23)	(0.43)	(0.34)	(0.44)	(0.47)	(0.51)	(0.50)
Net realized gain	(0.01)	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.24)	(0.43)	(0.37)	(0.44)	(0.47)	(0.51)	(0.50)

Net asset value, end of period	$10.33	$9.93	$10.08	$10.34	$10.52	$10.64	$10.88

Total Investment Return[2]
Based on net asset value	6.46%[3]	2.94%	0.99%[3]	2.54%	3.37%	2.55%	4.82%

Ratios to Average Net Assets
Total expenses	0.94%[4]	0.81%	1.03%[4]	1.49%	1.42%	1.29%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.64%[4]	0.64%	0.89%[4]	1.38%	1.27%	1.04%	0.84%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.61%[4]	0.60%	0.60%[4]	0.60%	0.60%	0.60%	0.60%

Net investment income	4.51%[4]	4.41%	4.52%[4]	4.45%	4.56%	4.47%	4.97%

Supplemental Data
Net assets, end of period (000)	$94,095	$86,158	$86,352	$85,200	$87,546	$100,501	$96,730

Portfolio turnover	20%	35%	43%	21%	13%	9%	5%

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Service
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.94	$10.09	$10.35	$10.53	$10.65	$10.89	$10.87

Net investment income[1]	0.22	0.41	0.32	0.43	0.44	0.45	0.51
Net realized and unrealized gain (loss)	0.41	(0.16)	(0.24)	(0.20)	(0.12)	(0.21)	(0.02)

Net increase from investment operations	0.63	0.25	0.08	0.23	0.32	0.24	0.49

Dividends and distributions from:
Net investment income	(0.22)	(0.40)	(0.31)	(0.41)	(0.44)	(0.48)	(0.47)
Net realized gain	(0.01)	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.23)	(0.40)	(0.34)	(0.41)	(0.44)	(0.48)	(0.47)

Net asset value, end of period	$10.34	$9.94	$10.09	$10.35	$10.53	$10.65	$10.89

Total Investment Return[2]
Based on net asset value	6.30%[3]	2.63%	0.77%[3]	2.24%	3.06%	2.24%	4.60%

Ratios to Average Net Assets
Total expenses	1.04%[4]	1.08%	1.30%[4]	1.76%	1.67%	1.54%	1.26%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%[4]	0.94%	1.18%[4]	1.67%	1.57%	1.34%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.91%[4]	0.90%	0.89%[4]	0.89%	0.90%	0.90%	0.81%

Net investment income	4.21%[4]	4.11%	4.20%[4]	4.14%	4.25%	4.16%	4.74%

Supplemental Data
Net assets, end of period (000)	$2,840	$2,665	$2,386	$1,765	$1,122	$736	$700

Portfolio turnover	20%	35%	43%	21%	13%	9%	5%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	39

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Investor A
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.09	$10.34	$10.52	$10.64	$10.88	$10.87

Net investment income[1]	0.22	0.41	0.33	0.44	0.45	0.44	0.49
Net realized and unrealized gain (loss)	0.41	(0.16)	(0.23)	(0.20)	(0.14)	(0.21)	(0.03)

Net increase from investment operations	0.63	0.25	0.10	0.24	0.31	0.23	0.46

Dividends and distributions from:
Net investment income	(0.22)	(0.41)	(0.32)	(0.42)	(0.43)	(0.47)	(0.45)
Net realized gain	(0.01)	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.23)	(0.41)	(0.35)	(0.42)	(0.43)	(0.47)	(0.45)

Net asset value, end of period	$10.33	$9.93	$10.09	$10.34	$10.52	$10.64	$10.88

Total Investment Return[2]
Based on net asset value	6.33%[3]	2.58%	0.90%[3]	2.29%	3.05%	2.14%	4.34%

Ratios to Average Net Assets
Total expenses	1.06%[4]	1.11%	1.36%[4]	1.81%	1.81%	1.64%	1.58%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[4]	0.89%	1.14%[4]	1.63%	1.57%	1.43%	1.31%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.87%[4]	0.85%	0.85%[4]	0.85%	0.90%	0.99%	1.07%

Net investment income	4.23%[4]	4.15%	4.26%[4]	4.21%	4.26%	4.05%	4.56%

Supplemental Data
Net assets, end of period (000)	$12,607	$9,612	$7,833	$6,938	$7,557	$8,873	$5,043

Portfolio turnover	20%	35%	43%	21%	13%	9%	5%

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Investor B
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.09	$10.34	$10.52	$10.64	$10.88	$10.87

Net investment income[1]	0.18	0.33	0.27	0.35	0.36	0.36	0.41
Net realized and unrealized gain (loss)	0.40	(0.17)	(0.24)	(0.20)	(0.13)	(0.21)	(0.03)

Net increase from investment operations	0.58	0.16	0.03	0.15	0.23	0.15	0.38

Dividends and distributions from:
Net investment income	(0.17)	(0.32)	(0.25)	(0.33)	(0.35)	(0.39)	(0.37)
Net realized gain	(0.01)	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.18)	(0.32)	(0.28)	(0.33)	(0.35)	(0.39)	(0.37)

Net asset value, end of period	$10.33	$9.93	$10.09	$10.34	$10.52	$10.64	$10.88

Total Investment Return[2]
Based on net asset value	5.87%[3]	1.72%	0.27%[3]	1.43%	2.22%	1.38%	3.57%

Ratios to Average Net Assets
Total expenses	1.87%[4]	1.87%	2.09%[4]	2.55%	2.46%	2.29%	2.21%

Total expenses after fees waived, reimbursed and paid indirectly	1.77%[4]	1.74%	1.98%[4]	2.47%	2.39%	2.19%	2.03%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.74%[4]	1.69%	1.69%[4]	1.69%	1.72%	1.75%	1.79%

Net investment income	3.47%[4]	3.33%	3.45%[4]	3.38%	3.46%	3.32%	3.78%

Supplemental Data
Net assets, end of period (000)	$1,368	$2,458	$4,157	$5,142	$7,070	$9,424	$10,280

Portfolio turnover	20%	35%	43%	21%	13%	9%	5%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	41

Financial Highlights (concluded)	BlackRock Ohio Municipal Bond Portfolio

	Investor C
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.94	$10.09	$10.35	$10.53	$10.65	$10.89	$10.87

Net investment income[1]	0.18	0.33	0.27	0.35	0.36	0.36	0.41
Net realized and unrealized gain (loss)	0.40	(0.15)	(0.25)	(0.20)	(0.13)	(0.21)	(0.02)

Net increase from investment operations	0.58	0.18	0.02	0.15	0.23	0.15	0.39

Dividends and distributions from:
Net investment income	(0.18)	(0.33)	(0.25)	(0.33)	(0.35)	(0.39)	(0.37)
Net realized gain	(0.01)	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.19)	(0.33)	(0.28)	(0.33)	(0.35)	(0.39)	(0.37)

Net asset value, end of period	$10.33	$9.94	$10.09	$10.35	$10.53	$10.65	$10.89

Total Investment Return[2]
Based on net asset value	5.79%[3]	1.84%	0.18%[3]	1.42%	2.24%	1.38%	3.66%

Ratios to Average Net Assets
Total expenses	1.80%[4]	1.85%	2.08%[4]	2.56%	2.44%	2.28%	2.19%

Total expenses after fees waived, reimbursed and paid indirectly	1.71%[4]	1.71%	1.97%[4]	2.48%	2.36%	2.18%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.68%[4]	1.67%	1.67%[4]	1.70%	1.69%	1.74%	1.77%

Net investment income	3.42%[4]	3.32%	3.44%[4]	3.37%	3.46%	3.30%	3.80%

Supplemental Data
Net assets, end of period (000)	$8,844	$8,192	$6,100	$6,002	$7,832	$7,063	$5,411

Portfolio turnover	20%	35%	43%	21%	13%	9%	5%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2009, the Fund had 33 registered portfolios, of which the BlackRock AMT-Free Municipal Bond Portfolio (“AMT-Free Municipal Bond”), BlackRock Kentucky Municipal Bond Portfolio (“Kentucky Municipal Bond”) and BlackRock Ohio Municipal Bond Portfolio (“Ohio Municipal Bond”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the service of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares of each Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The Portfolios’ policy is to value instruments at fair value. The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Portfolio’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Portfolios may leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Portfolios have contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Portfolio include the right of a Portfolio (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Portfolio. The TOB may also be terminated without consent of a Portfolio upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in the market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

BLACKROCK FUNDS II	DECEMBER 31, 2009	43

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Portfolio, which typically invests the cash in additional municipal bonds. Each Portfolio’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Portfolio’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by the Portfolios on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Portfolios. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of December 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates for Trust Certificates
AMT-Free Municipal Bond	$13,616,020	$7,000,000	0.24% - 0.25%
Kentucky Municipal Bond	8,342,621	5,385,000	0.18% - 0.25%
Ohio Municipal Bond	13,196,373	6,445,000	0.25% - 0.30%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Portfolios’ investment in TOBs may adversely affect the Portfolios’ investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Portfolios’ net asset values per share.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts) each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, paid by the Portfolios are recorded on the ex-dividend date.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal tax returns remains open for the periods ended September 30, 2006, September 30, 2007, June 30, 2008 and June 30, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant

44	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Portfolio or its classes are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying securities or if the counterparty does not perform under the contract. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolios may purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of December 31, 2009
Asset Derivatives
	Statements of Assets and Liabilities Location	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Interest rate contracts: Financial futures contracts*	Net unrealized appreciation/ depreciation	$8,196	$1,821	$4,098

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended December 31, 2009
Net Realized Gain from
	AMT-Free Municipal Bond	Ohio Municipal Bond
Interest rate contracts:
Financial futures contracts	$103,748	$57,782

Net Change in Unrealized Appreciation/Depreciation on
	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Interest rate contracts:
Financial futures contracts	$8,196	$1,821	$4,098

BLACKROCK FUNDS II	DECEMBER 31, 2009	45

Notes to Financial Statements (continued)

For the six months ended December 31, 2009, the average derivatives activity was as follows:

	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Futures:
Average number of contracts	9	2	5
Average value	$4,098	$911	$2,049

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	AMT-Free Municipal Bond and Ohio Municipal Bond	Kentucky Municipal Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.500%	0.550%
$1 Billion – $2 Billion	0.450	0.500
$2 Billion – $3 Billion	0.425	0.475
Greater Than $3 Billion	0.400	0.450

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until November 1, 2010 unless approved by the Board, including a majority of the non-interested Trustees. As of December 31, 2009, expense limitations as a percentage of net assets were as follows:

	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C
AMT-Free Municipal Bond	0.49%	0.60%	0.90%	1.07%	1.82%	1.82%
Kentucky Municipal Bond	N/A	0.65%	1.00%	0.95%	1.60%	1.60%
Ohio Municipal Bond	N/A	0.61%	0.92%	0.87%	1.82%	1.82%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolios as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75	%(1)
Investor C	0.25%	0.75%

(1)	AMT–Free Municipal Bond did not pay a portion of its respective distribution fees during the year.

46	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolios. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended December 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

AMT-Free Municipal Bond	$20,334
Kentucky Municipal Bond	$32,000
Ohio Municipal Bond	$7,334

For the six months ended December 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
AMT-Free Municipal Bond	$2,002	$733	$1,083
Kentucky Municipal Bond	—	$4	$161
Ohio Municipal Bond	—	$117	$66

PFPC Trust Company, an indirect wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on the share class. For the six months ended December 31, 2009, the Portfolios incurred the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

AMT-Free Municipal Bond	$249,218
Kentucky Municipal Bond	37,748
Ohio Municipal Bond	63,433

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the six months ended December 31, 2009, each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent —class specific in the Statements of Operations.

	Call Center
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$19	—	—
Institutional	991	$191	$292
Service	32	2	21
Investor A	439	103	197
Investor B	44	12	60
Investor C	174	46	99

Total	$1,699	$354	$669

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

For the six months ended December 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$1,646	—	—
Institutional	41,040	$6,939	$11,317
Service	233	20	342
Investor A	4,776	1,357	1,401
Investor B	202	137	236
Investor C	2,086	809	1,096

Total	$49,983	$9,262	$14,392

BLACKROCK FUNDS II	DECEMBER 31, 2009	47

Notes to Financial Statements (continued)

	Administration Fees Waived
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$1,646	—	—
Institutional	41,040	$6,939	$11,317
Service	—	15	8
Investor A	—	—	1,401
Investor B	—	137	—
Investor C	—	786	—

Total	$42,686	$7,877	$12,726

	Service and Distribution Fees
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Service	$2,337	$194	$3,425
Investor A	47,801	13,563	14,029
Investor B	2,001	5,466	9,394
Investor C	83,504	32,310	43,790

Total	$135,643	$51,533	$70,638

	Transfer Agent Fees
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$100	—	—
Institutional	300,866	$46,914	$80,238
Service	253	117	322
Investor A	5,347	1,426	2,940
Investor B	934	411	981
Investor C	3,203	1,199	1,924

Total	$310,703	$50,067	$86,405

	Transfer Agent Fees Waived
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$19	—	—
Institutional	991	$191	$292
Investor A	—	—	197
Investor B	—	12	—
Investor C	—	41	—

Total	$1,010	$244	$489

	Transfer Agent Fees Reimbursed
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$81	—	—
Institutional	168,782	$32,513	$79,711
Service	—	1	3
Investor A	—	—	2,086
Investor B	—	381	—
Investor C	—	857	—

Total	$168,863	$33,752	$81,800

If during a Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a contractual waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended December 31, 2009, the Manager recouped $88 of the Investor A Shares waivers previously recorded by the Kentucky Municipal Bond Portfolio.

As of December 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring June 30,
	2010	2011	2012
AMT-Free Municipal Bond	$518,077	$779,549	$491,304
Kentucky Municipal Bond	157,193	165,552	115,687
Ohio Municipal Bond	102,785	142,478	146,302

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2009, were as follows:

	Purchases	Sales
AMT-Free Municipal Bond	$220,913,393	$191,462,885
Kentucky Municipal Bond	$14,859,851	$13,776,470
Ohio Municipal Bond	$28,065,762	$22,289,058

5. Borrowings:

For the six months ended December 31, 2009, the average amount of borrowings and the daily weighted average interest rate in TOBs were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
AMT-Free Municipal Bond	$7,000,000	0.23%
Kentucky Municipal Bond	2,335,000	0.26%
Ohio Municipal Bond	4,877,836	0.24%

The Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The

48	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolios based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolios based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolios did not borrow under the credit agreement during the six months ended December 31, 2009.

6. Capital Loss Carryforward:

As of June 30, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	AMT-Free	Kentucky	Ohio
Expires June 30,	Municipal Bond	Municipal Bond	Municipal Bond
2010	—	$129,603	—
2011	$3,984,021	2,443,468	$603,790
2012	6,841,418	—	825,006
2013	5,736,698	—	783,368
2014	554,154	—	212,779
2015	—	—	—
2016	1,481,751	—	—
2017	2,356,954	1,198,730	96,833

Total	$20,954,996	$3,771,801	$2,521,776

7. Concentration, Market and Credit Risk:

Each Portfolio, except AMT-Free Municipal Bond, invests a substantial amount of their assets in issuers located in a single state or a limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the risk of loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks in respect to these financial assets is generally approximated by their value as recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

BLACKROCK FUNDS II	DECEMBER 31, 2009	49

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2009		Year Ended June 30, 2009
AMT-Free Municipal Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	177	$1,853	248,700	$2,497,128
Shares issued in reinvestment of dividends	30,070	315,783	57,945	581,834

Total issued	30,247	317,636	306,645	3,078,962
Shares redeemed	(9,089)	(96,002)	(149,121)	(1,485,902)

Net increase	21,158	$221,634	157,524	$1,593,060

Institutional
Shares sold	5,100,215	$53,378,433	9,183,426	$91,402,421
Shares issued in reinvestment of dividends	40,834	428,821	65,337	655,404

Total issued	5,141,049	53,807,254	9,248,763	92,057,825
Shares redeemed	(3,136,055)	(32,992,825)	(7,650,292)	(75,860,600)

Net increase	2,004,994	$20,814,429	1,598,471	$16,197,225

Service
Shares sold	380	$4,062	76,520	$750,521
Shares issued in reinvestment of dividends	1,503	15,774	3,259	32,695

Total issued	1,883	19,836	79,779	783,216
Shares redeemed	(9,237)	(96,525)	(82,026)	(800,562)

Net decrease	(7,354)	$(76,689)	(2,247)	$(17,346)

Investor A
Shares sold and automatic conversion of shares	1,496,220	$15,696,501	2,446,314	$24,320,388
Shares issued in reinvestment of dividends	58,137	610,845	68,838	691,902

Total issued	1,554,357	16,307,346	2,515,152	25,012,290
Shares redeemed	(244,536)	(2,569,485)	(606,803)	(5,991,138)

Net increase	1,309,821	$13,737,861	1,908,349	$19,021,152

Investor B
Shares sold	5,342	$55,609	64,075	$645,063
Shares issued in reinvestment of dividends	1,904	19,966	6,406	64,258

Total issued	7,246	75,575	70,481	709,321
Shares redeemed and automatic conversion of shares	(54,699)	(576,292)	(122,182)	(1,229,096)

Net decrease	(47,453)	$(500,717)	(51,701)	$(519,775)

Investor C
Shares sold	493,606	$5,193,981	1,236,581	$12,369,918
Shares issued in reinvestment of dividends	21,256	223,277	27,587	276,987

Total issued	514,862	5,417,258	1,264,168	12,646,905
Shares redeemed	(207,422)	(2,174,906)	(278,097)	(2,761,257)

Net increase	307,440	$3,242,352	986,071	$9,885,648

50	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended December 31, 2009		Year Ended June 30, 2009
Kentucky Municipal Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	390,102	$3,559,986	864,820	$7,548,709
Shares issued in reinvestment of dividends	6,953	63,327	18,193	158,897

Total issued	397,055	3,623,313	883,013	7,707,606
Shares redeemed	(295,468)	(2,699,833)	(1,733,053)	(15,055,454)

Net increase (decrease)	101,587	$923,480	(850,040)	$(7,347,848)

Service
Shares sold	556	$5,165	572	$4,999
Shares issued in reinvestment of dividends	172	1,564	697	6,094

Total issued	728	6,729	1,269	11,093
Shares redeemed	(119)	(1,087)	(16,337)	(141,466)

Net increase (decrease)	609	$5,642	(15,068)	$(130,373)

Investor A
Shares sold and automatic conversion of shares	182,123	$1,647,493	341,216	$3,012,451
Shares issued in reinvestment of dividends	19,019	173,306	30,873	270,529

Total issued	201,142	1,820,799	372,089	3,282,980
Shares redeemed	(39,635)	(359,570)	(205,097)	(1,780,391)

Net increase	161,507	$1,461,229	166,992	$1,502,589

Investor B
Shares sold	2	$17	2	$16
Shares issued in reinvestment of dividends	2,214	20,169	5,336	46,716

Total issued	2,216	20,186	5,338	46,732
Shares redeemed and automatic conversion of shares	(12,542)	(112,996)	(36,862)	(325,671)

Net decrease	(10,326)	$(92,810)	(31,524)	$(278,939)

Investor C
Shares sold	165,378	$1,494,693	92,471	$825,466
Shares issued in reinvestment of dividends	10,745	98,169	18,169	159,423

Total issued	176,123	1,592,862	110,640	984,889
Shares redeemed	(82,190)	(750,145)	(165,086)	(1,430,475)

Net increase (decrease)	93,933	$842,717	(54,446)	$(445,586)

BLACKROCK FUNDS II	DECEMBER 31, 2009	51

Notes to Financial Statements (concluded)

	Six Months Ended December 31, 2009		Year Ended June 30, 2009
Ohio Municipal Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,010,622	$10,430,231	1,275,677	$12,426,096
Shares issued in reinvestment of dividends and distributions	17,456	179,361	27,872	273,588

Total issued	1,028,078	10,609,592	1,303,549	12,699,684
Shares redeemed	(592,950)	(6,057,439)	(1,189,268)	(11,588,693)

Net increase	435,128	$4,552,153	114,281	$1,110,991

Service
Shares sold	42,162	$436,492	125,546	$1,243,158
Shares issued in reinvestment of dividends and distributions	5,518	56,753	8,204	80,691

Total issued	47,680	493,245	133,750	1,323,849
Shares redeemed	(41,098)	(428,979)	(101,938)	(997,982)

Net increase	6,582	$64,266	31,812	$325,867

Investor A
Shares sold and automatic conversion of shares	320,496	$3,290,486	342,612	$3,348,675
Shares issued in reinvestment of dividends and distributions	18,720	192,449	27,348	268,572

Total issued	339,216	3,482,935	369,960	3,617,247
Shares redeemed	(86,385)	(884,374)	(178,696)	(1,743,893)

Net increase	252,831	$2,598,561	191,264	$1,873,354

Investor B
Shares sold	1,209	$12,463	2,043	$19,912
Shares issued in reinvestment of dividends and distributions	1,620	16,613	6,140	60,218

Total issued	2,829	29,076	8,183	80,130
Shares redeemed and automatic conversion of shares	(117,804)	(1,209,068)	(172,843)	(1,694,110)

Net decrease	(114,975)	$(1,179,992)	(164,660)	$(1,613,980)

Investor C
Shares sold	94,629	$970,203	270,532	$2,635,138
Shares issued in reinvestment of dividends and distributions	10,606	109,115	15,543	152,680

Total issued	105,235	1,079,318	286,075	2,787,818
Shares redeemed	(73,862)	(756,428)	(66,121)	(640,107)

Net increase	31,373	$322,890	219,954	$2,147,711

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK FUNDS II	DECEMBER 31, 2009

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	DECEMBER 31, 2009	53

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

54	BLACKROCK FUNDS II	DECEMBER 31, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	DECEMBER 31, 2009	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Builder Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

56	BLACKROCK FUNDS II	DECEMBER 31, 2009

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI-12/09-SAR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Delaware Municipal
Bond Portfolio of BlackRock Funds II
SEMI-ANNUAL REPORT | DECEMBER 31, 2009 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6-and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of December 31, 2009

Portfolio Management Commentary

How did the Portfolio perform?

•

Effective October 28, 2009, the Portfolio changed its primary benchmark from the Barclays Capital Municipal Bond Index to the S&P/ Investortools Main Municipal Bond Index and also added the S&P/ Investortools Delaware Municipal Bond Index as a secondary benchmark. The S&P/Investortools benchmarks provide a closer representation of the Delaware Portfolio’s investable universe than the Barclays Capital Municipal Bond Index and more accurately reflect the investment strategy of the Portfolio.

•

Portfolio returns for the six-month period lagged that of the S&P/ Investortools Main Municipal Bond Index, but outperformed the S&P/ Investortools Delaware Municipal Bond Index and its former benchmark, the Barclays Capital Municipal Bond Index. The following discussion of relative performance pertains to the Portfolio’s secondary benchmark, the S&P/Investortools Delaware Municipal Bond Index.

•

On November 11, 2009, the Fund’s Board of Trustees approved a proposal to close the Portfolio to new investors and liquidate the Portfolio. Effective November 24, 2009, the Portfolio no longer accepted orders from new investors or existing shareholders to purchase Portfolio shares. On or about January 28, 2010, all of the assets of the Portfolio will be liquidated completely, each investor’s shares will be redeemed at net asset value on the date of liquidation, and the Portfolio will then be terminated.

What factors influenced performance?

•

We actively managed the Portfolio’s duration and yield curve positioning throughout the period, which had a positive effect on performance. An above-market weighting in interest-rate-sensitive bonds benefited the Portfolio, as tax-exempt 30-year interest rates rallied 30 basis points (0.30%) lower over the six months and prices correspondingly rose. The Portfolio’s above-market weight in longer-maturity bonds (maturity dates of 20 years and longer) also aided performance as the slope of the municipal yield curve between 10-year and 30-year maturity bonds was 12 basis points tighter by period-end.

•

Toward the close of the period, activity was centered on paring down less-liquid and out-of-favor credits to meet investor redemptions due to the impending Portfolio liquidation. The sale of less-liquid and typically higher-yielding securities detracted from the income component of the Portfolio. Additionally, the lack of new-issue Delaware supply was a challenge to fully implementing a longer duration posture.

Describe recent Portfolio activity.

•

During the six months, selling activity was centered on improving diversification and paring down out-of-favor credits. Early in the period, available proceeds from these sales were deployed in line with guidance from BlackRock’s municipal investment strategy group — which has been advocating a longer duration posture — by purchasing attractive high-credit-quality bonds that afforded opportunities to improve the Portfolio’s distribution yield. As the period drew to a close, activity was centered on paring down less-liquid and out-of-favor credits to meet investor redemptions due to the impending Portfolio liquidation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Utilities	28%
Health	20
Transportation	17
Housing	14
State	13
County/City/Special District/School District	6
Corporate	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	26%
AA/Aa	30
A	21
BBB/Baa	18
BB/Ba	1
Not Rated	4

1	Using the higher of Standard & Poor’s or Moody’s Investor Service ratings.

4	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and relaxed tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax and Delaware state income tax (municipal securities).

3	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

4	The S&P/Investortools Delaware Municipal Bond Index includes all Delaware bonds in the S&P/Investortools Main Municipal Bond Index.

5	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the Main Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The Portfolio now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index, as Portfolio management believes it more accurately reflects the Portfolio’s investment strategies.

Performance Summary for the Period Ended December 31, 2009

			Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.38%	6.44%	12.74%	N/A	3.31%	N/A	4.88%	N/A
Investor A	3.02	6.42	12.57	7.82%	3.00	2.11%	4.49	4.04%
Investor B	3.14	6.11	11.74	7.24	2.28	1.94	3.95	3.95
Investor C	3.15	6.11	11.73	10.73	2.28	2.28	3.74	3.74
Barclays Capital Municipal Bond Index	—	6.10	12.91	N/A	4.32	N/A	5.75	N/A
S&P/Investortools Delaware Municipal Bond Index	—	5.20	11.74	N/A	3.91	N/A	5.15	N/A
S&P/Investortools Main Municipal Bond Index	—	6.76	14.63	N/A	4.17	N/A	5.71	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[9]
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Ending Account Value December 31, 2009	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Ending Account Value December 31, 2009	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,064.40	$3.69	$1,064.40	$3.64	$1,000.00	$1,021.63	$3.62	$1,021.68	$3.57
Investor A	$1,000.00	$1,064.20	$4.99	$1,064.20	$4.94	$1,000.00	$1,020.37	$4.89	$1,020.42	$4.84
Investor B	$1,000.00	$1,061.10	$8.16	$1,061.10	$8.10	$1,000.00	$1,017.29	$7.98	$1,017.34	$7.93
Investor C	$1,000.00	$1,061.10	$7.95	$1,061.10	$7.90	$1,000.00	$1,017.49	$7.78	$1,017.54	$7.73

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 0.96% for Investor A, 1.57% for Investor B and 1.53% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.95% for Investor A, 1.56% for Investor B and 1.52% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

9	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares of the Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolio’s investment adviser waived or reimbursed a portion of the Portfolio’s expenses. Without such waiver and reimbursement, the Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after November 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Portfolio may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolio may leverage its assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Portfolio with economic benefits in periods of declining short-term interest rates, but expose the Portfolio to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Portfolio’s NAVs per share.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolio’s NAV positively or negatively in addition to the impact on the Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used. The Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolio to incur losses. The use of leverage may limit the Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce income.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	7

Schedule of Investments (Liquidation Basis) December 31, 2009 (Unaudited)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Delaware — 64.9%
Corporate — 2.2%
Delaware State EDA, Refunding, PCRB, Delmarva Project, Series B, (AMBAC),
5.20%, 2/01/19	$1,000	$1,015,580

County/City/Special District/School District — 4.8%
County of New Castle Delaware, GO, Series A,
5.00%, 7/15/24	2,000	2,220,900

Health — 18.2%
Delaware State EDA, Refunding, RB, First Mortgage, Gilpin, (ACA),
5.63%, 7/01/19	2,000	1,819,500

Delaware State Health Facilities Authority, RB:
Christiana Care Health Services, (AMBAC),
5.25%, 10/01/12	1,500	1,617,840
Health System Catholic Health East, Series D,
5.13%, 11/15/24	1,750	1,772,242
Health System Catholic Health East, Series D,
5.25%, 11/15/28	2,225	2,248,897

Delaware State Health Facilities Authority, Refunding, RB, Beebe Medical Center Project, Series A,
5.50%, 6/01/24	1,000	974,710

		8,433,189

Housing — 9.3%
Delaware State Housing Authority, RB:
M/F Mortgage, Series A,
5.40%, 7/01/24	1,545	1,593,930
Senior S/F Mortgage, Series A,
5.25%, 7/01/35	1,425	1,443,083
Senior S/F Mortgage, Series A, (AGM), AMT,
5.40%, 1/01/34	510	510,653
Senior S/F Mortgage, Series A-1, (MBIA), AMT,
5.90%, 7/01/20	510	531,644

Delaware State Housing Authority, Refunding, RB, M/F Mortgage, Series C, (HUD Section 8),
7.38%, 1/01/15	235	231,546

		4,310,856

State — 6.0%
Delaware State EDA, RB, Delaware Technology Park University of Delaware Project, (AMBAC),
6.00%, 2/01/10(a)	1,000	1,014,770

State of Delaware, Refunding, GO, Series C,
5.00%, 3/01/23	1,500	1,776,645

		2,791,415

Transportation — 12.9%
Delaware River & Bay Authority, RB, (MBIA),
5.25%, 1/01/13(a)	1,000	1,125,610

Delaware Transportation Authority, Senior RB:
5.00%, 7/01/27	500	550,825
Series A, 4.38%, 7/01/28	2,000	2,039,140

Wilmington Parking Authority, RB:
(AGM), 5.25%, 9/15/14	1,500	1,714,875
(AGM), 5.25%, 9/15/15	500	572,130

		6,002,580

Utilities — 11.5%
City of Wilmington Delaware, GO, Series A,
5.00%, 12/01/26	2,000	2,197,480

Delaware State EDA, RB, Water, United Water Delaware, Inc. Project, (AMBAC), AMT,
6.20%, 6/01/25	1,000	1,003,580

Delaware State Solid Waste Authority, RB, (MBIA),
5.00%, 6/01/23	2,000	2,114,460

		5,315,520

		30,090,040

Multi-State — 4.0%
Housing — 4.0%
Munimae Tax-Exempt Bond Subsidiary LLC,
7.50%, 6/30/49(b)(c)(d)	1,974	1,830,701

Guam — 1.1%
County/City/Special District/School District — 0.4%
Territory of Guam, RB, Section 30:
Series A, 5.63%, 12/01/29	100	100,561
Series A, 5.75%, 12/01/34	100	100,595

		201,156

Utilities — 0.7%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	320	295,251

		496,407

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Corp.	MBIA	Municipal Bond Investors Assurance (National Public Finance Guaranty Corp.)
	AGM	Assured Guaranty Municipal Corp.
	AMBAC	American Municipal Bond Assurance Corp.
			M/F	Multi-Family
	AMT	Alternative Minimum Tax (subject to)	PCRB	Pollution Control Revenue Bonds
	EDA	Economic Development Authority	RB	Revenue Bonds
	GO	General Obligation Bonds	S/F	Single-Family
	HUD	Housing and Urban Development	SO	Special Obligation Agreements
			SPEARS	Short Puttable Exempt Adjustable Receipts

See Notes to Financial Statements.

8	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Schedule of Investments (Liquidation Basis) (continued)
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Puerto Rico — 22.2%
State — 5.7%
Commonwealth of Puerto Rico, Refunding, GO, Public Improvement, Series A-4, Remarketed,
5.25%, 7/01/30	$60	$61,667

Puerto Rico Sales Tax Financing Corp., RB:
First, Sub-Series A, 6.38%, 8/01/39	2,000	2,158,260
Series A, 5.25%, 8/01/49	425	422,034

		2,641,961

Transportation — 2.5%
Puerto Rico Highway & Transportation Authority, Refunding, RB:
Series CC, 5.50%, 7/01/31	1,000	961,030
Series CC, (AGM), 5.25%, 7/01/36	200	205,216

		1,166,246

Utilities — 14.0%
Puerto Rico Commonwealth Infrastructure Financing Authority, SO:
Series A, 5.38%, 10/01/10(a)	1,000	1,048,350
Series A, 5.50%, 10/01/10(a)	3,850	4,039,767

Puerto Rico Electric Power Authority, RB, Series TT,
5.00%, 7/01/32	1,500	1,426,140

		6,514,257

		10,322,464

Virgin Islands — 0.2%
County/City/Special District/School District — 0.2%
Virgin Islands Public Finance Authority, RB, Senior Lien, Capital Projects, Series A-1,
5.00%, 10/01/39	100	88,844

Total Long-Term Investments (Cost — $42,132,824) — 92.4%		42,828,456

Short-Term Securities
State — 3.2%
Puerto Rico Sales Tax Financing Corp., RB, SPEARS Capital Appreciation, Series A, (MBIA),
0.31%, 1/07/10(e)	1,500	1,500,000

	Shares
Money Market Fund — 3.6%
FFI Institutional Tax-Exempt Fund,
0.24%(f)(g)	1,665,068	1,665,068

Total Short-Term Securities (Cost — $3,165,068) — 6.8%		3,165,068

Total Investments (Cost — $45,297,892*) — 99.2%		45,993,524
Other Assets Less Liabilities — 0.8%		390,343

Net Assets — 100.0%		$46,383,867

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$45,224,361

Gross unrealized appreciation	$1,451,470
Gross unrealized depreciation	(682,307)

Net unrealized appreciation	$769,163

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Securities represent a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Security may have a maturity of more than one year at a time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
FFI Institutional Tax-Exempt Fund	$965,068	$3,505

(g)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	9

Schedule of Investments (Liquidation Basis) (concluded)

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Short-Term Securities	$1,665,068

Level 2:
Long-Term Investments[1]	42,828,456
Short-Term Securities	1,500,000

Total Level 2	44,328,456

Level 3	—

Total	$45,993,524

1	See above Schedule of Investments for values in the state or political subdivision.

See Notes to Financial Statements.

10	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Statement of Assets and Liabilities (Liquidation Basis)

December 31, 2009 (Unaudited)
Assets
Investments at value - unaffiliated (cost - $43,632,824)	$44,328,456
Investments at value - affiliated (cost - $1,665,068)	1,665,068
Cash	3
Interest and dividends receivable	730,378
Capital shares sold receivable	61,034
Receivable from advisor	2,547
Dividends receivable - affiliated	572
Prepaid expenses	4,614

Total assets	46,792,672

Liabilities
Capital shares redeemed payable	221,993
Income dividends payable	118,647
Professional fees payable	25,303
Investment advisory fees payable	15,180
Other affiliates payable	11,967
Service and distribution fees payable	4,997
Officer’s and Trustees’ fees payable	4,734
Other accrued expenses payable	5,984

Total liabilities	408,805

Net Assets	$46,383,867

Net Assets Consist of
Paid-in capital	$47,083,884
Undistributed net investment income	294,425
Accumulated net realized loss	(1,690,074)
Net unrealized appreciation/depreciation	695,632

Net Assets	$46,383,867

Net Asset Value
Institutional - Based on net assets of $24,594,004 and 2,574,640 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.55

Investor A - Based on net assets of $10,858,457 and 1,136,094 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.56

Investor B - Based on net assets of $2,030,799 and 212,416 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.56

Investor C - Based on net assets of $8,900,607 and 931,201 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.56

See Notes to Financial Statements.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	11

Statement of Operations (Liquidation Basis)

Six Months Ended December 31, 2009 (Unaudited)
Investment Income
Interest	$1,352,072
Dividends - affiliated	3,505
Dividends	48

Total income	1,355,625

Expenses
Investment advisory	147,473
Service and distribution - class specific	74,961
Transfer agent - class specific	32,053
Professional	28,240
Administration	20,110
Administration - class specific	6,699
Officer and Trustees	6,683
Registration	5,692
Printing	5,334
Custodian	2,849
Miscellaneous	7,270
Recoupment of past waived fees - class specific	17

Total expenses excluding interest expense and fees	337,381
Interest expense and fees[1]	3,167

Total expenses	340,548
Less fees waived by advisor	(51,549)
Less administration fees waived - class specific	(5,881)
Less distribution fees waived - class specific	(7,629)
Less transfer agent fees waived - class specific	(148)
Less transfer agent fees reimbursed - class specific	(19,688)

Total expenses after fees waived and reimbursed	255,653

Net investment income	1,099,972

Realized and Unrealized Gain
Net realized gain from investments	65,779
Net change in unrealized appreciation/depreciation on investments	2,106,635

Total realized and unrealized gain	2,172,414

Net Increase in Net Assets Resulting from Operations	$3,272,386

1	Related to tender option bond trusts.

See Notes to Financial Statements.

12	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2009[1] (Unaudited)	Year Ended June 30, 2009
Operations
Net investment income	$1,099,972	$2,271,092
Net realized gain (loss)	65,779	(12,811)
Net change in unrealized appreciation/depreciation	2,106,635	(2,017,850)

Net increase in net assets resulting from operations	3,272,386	240,431

Dividends to Shareholders From
Net investment income:
Institutional	(658,707)	(1,477,200)
Investor A	(225,668)	(426,541)
Investor B	(52,075)	(126,658)
Investor C	(163,105)	(240,318)

Decrease in net assets resulting from dividends to shareholders	(1,099,555)	(2,270,717)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,645,537)	(6,031,287)

Net Assets
Total decrease in net assets	(3,472,706)	(8,061,573)
Beginning of period	49,856,573	57,918,146

End of period	$46,383,867	$49,856,573

Undistributed net investment income	$294,425	$294,008

1	Liquidation basis.

See Notes to Financial Statements.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	13

Financial Highlights

	Institutional
	Six Months Ended December 31, 2009[1] (Unaudited)	Year Ended	Period October 1, 2007 to	Year Ended September 30,
		June 30, 2009	June 30, 2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.17	$9.47	$9.70	$9.82	$9.92	$10.13	$10.23

Net investment income[2]	0.21	0.42	0.35	0.43	0.43	0.43	0.47
Net realized and unrealized gain (loss)	0.38	(0.30)	(0.24)	(0.14)	(0.11)	(0.21)	(0.08)

Net increase from investment operations	0.59	0.12	0.11	0.29	0.32	0.22	0.39

Dividends and distributions from:
Net investment income	(0.21)	(0.42)	(0.33)	(0.41)	(0.42)	(0.43)	(0.49)
Net realized gain	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.21)	(0.42)	(0.34)	(0.41)	(0.42)	(0.43)	(0.49)

Net asset value, end of period	$9.55	$9.17	$9.47	$9.70	$9.82	$9.92	$10.13

Total Investment Return[3]
Based on net asset value	6.44%[4]	1.38%	1.23%[4]	3.02%	3.34%	2.16%	3.92%

Ratios to Average Net Assets
Total expenses	1.05%[5]	0.90%	1.74%[5]	2.22%	2.11%	1.67%	1.36%

Total expenses after fees waived, reimbursed and paid indirectly	0.71%[5]	0.69%	1.53%[5]	2.09%	1.95%	1.45%	1.17%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[6]	0.70%[5]	0.68%	0.67%[5]	0.68%	0.69%	0.70%	0.70%

Net investment income	4.35%[5]	4.57%	4.85%[5]	4.47%	4.43%	4.24%	4.61%

Supplemental Data
Net assets, end of period (000)	$24,594	$29,384	$36,803	$36,995	$38,044	$46,782	$54,451

Portfolio turnover	13%	7%	58%	11%	5%	8%	3%

See Notes to Financial Statements.

14	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Financial Highlights

	Investor A
	Six Months Ended December 31, 2009[1] (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.17	$9.47	$9.71	$9.83	$9.93	$10.13	$10.24

Net investment income[2]	0.19	0.40	0.33	0.41	0.40	0.39	0.42
Net realized and unrealized gain (loss)	0.39	(0.30)	(0.24)	(0.15)	(0.11)	(0.20)	(0.09)

Net increase from investment operations	0.58	0.10	0.09	0.26	0.29	0.19	0.33

Dividends and distributions from:
Net investment income	(0.19)	(0.40)	(0.32)	(0.38)	(0.39)	(0.39)	(0.44)
Net realized gain	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.19)	(0.40)	(0.33)	(0.38)	(0.39)	(0.39)	(0.44)

Net asset value, end of period	$9.56	$9.17	$9.47	$9.71	$9.83	$9.93	$10.13

Total Investment Return[3]
Based on net asset value	6.42%[4]	1.11%	0.91%[4]	2.74%	3.01%	1.85%	3.35%

Ratios to Average Net Assets
Total expenses	1.17%[5]	1.20%	2.03%[5]	2.51%	2.47%	2.01%	1.87%

Total expenses excluding recoupment of past waived fees	1.17%[5]	1.20%	2.03%[5]	2.51%	2.47%	2.01%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly	0.96%[5]	0.96%	1.80%[5]	2.36%	2.26%	1.84%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[6]	0.95%[5]	0.95%	0.95%[5]	0.95%	1.00%	1.09%	1.14%

Net investment income	4.09%[5]	4.32%	4.58%[5]	4.20%	4.11%	3.86%	4.16%

Supplemental Data
Net assets, end of period (000)	$10,858	$10,074	$10,434	$10,448	$11,560	$14,421	$12,895

Portfolio turnover	13%	7%	58%	11%	5%	8%	3%

1	Liquidation basis.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	15

Financial Highlights

	Investor B
	Six Months Ended December 31, 2009[1] (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.17	$9.48	$9.71	$9.83	$9.93	$10.14	$10.24

Net investment income[2]	0.17	0.33	0.28	0.34	0.33	0.31	0.35
Net realized and unrealized gain (loss)	0.39	(0.31)	(0.24)	(0.15)	(0.11)	(0.21)	(0.08)

Net increase from investment operations	0.56	0.02	0.04	0.19	0.22	0.10	0.27

Dividends and distributions from:
Net investment income	(0.17)	(0.33)	(0.26)	(0.31)	(0.32)	(0.31)	(0.37)
Net realized gain	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.17)	(0.33)	(0.27)	(0.31)	(0.32)	(0.31)	(0.37)

Net asset value, end of period	$9.56	$9.17	$9.48	$9.71	$9.83	$9.93	$10.14

Total Investment Return[3]
Based on net asset value	6.11%[4]	0.30%	0.49%[4]	2.02%	2.26%	0.99%	2.68%

Ratios to Average Net Assets
Total expenses	1.96%[5]	1.97%	2.81%[5]	3.28%	3.16%	2.67%	2.49%

Total expenses after fees waived, reimbursed and paid indirectly	1.57%[5]	1.66%	2.50%[5]	3.06%	2.98%	2.59%	2.36%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[6]	1.56%[5]	1.65%	1.65%[5]	1.65%	1.72%	1.84%	1.89%

Net investment income	3.54%[5]	3.62%	3.89%[5]	3.48%	3.40%	3.10%	3.42%

Supplemental Data
Net assets, end of period (000)	$2,031	$3,267	$3,819	$4,675	$6,213	$7,524	$8,606

Portfolio turnover	13%	7%	58%	11%	5%	8%	3%

See Notes to Financial Statements.

16	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Financial Highlights

	Investor C
	Six Months Ended December 31, 2009[1] (Unaudited)	Year Ended June 30, 2009	Period October 1, 2007 to June 30, 2008	Year Ended September 30,
				2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.17	$9.47	$9.71	$9.83	$9.93	$10.13	$10.24

Net investment income[2]	0.17	0.33	0.28	0.34	0.33	0.31	0.35
Net realized and unrealized gain (loss)	0.39	(0.30)	(0.25)	(0.15)	(0.11)	(0.20)	(0.09)

Net increase from investment operations	0.56	0.03	0.03	0.19	0.22	0.11	0.26

Dividends and distributions from:
Net investment income	(0.17)	(0.33)	(0.26)	(0.31)	(0.32)	(0.31)	(0.37)
Net realized gain	—	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.17)	(0.33)	(0.27)	(0.31)	(0.32)	(0.31)	(0.37)

Net asset value, end of period	$9.56	$9.17	$9.47	$9.71	$9.83	$9.93	$10.13

Total Investment Return[3]
Based on net asset value	6.11%[4]	0.40%	0.39%[4]	2.02%	2.26%	1.10%	2.58%

Ratios to Average Net Assets
Total expenses	1.90%[5]	1.95%	2.79%[5]	3.27%	3.15%	2.67%	2.49%

Total expenses after fees waived, reimbursed and paid indirectly	1.53%[5]	1.66%	2.50%[5]	3.06%	2.99%	2.60%	2.36%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[6]	1.52%[5]	1.65%	1.65%[5]	1.65%	1.73%	1.85%	1.89%

Net investment income	3.48%[5]	3.61%	3.89%[5]	3.49%	3.41%	3.11%	3.43%

Supplemental Data
Net assets, end of period (000)	$8,901	$7,131	$6,863	$7,629	$9,551	$13,293	$14,500

Portfolio turnover	13%	7%	58%	11%	5%	8%	3%

1	Liquidation basis.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	17

Notes to Financial Statements (Liquidation Basis) (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2009, the Fund had 33 registered portfolios. These financial statements relate to the Fund’s BlackRock Delaware Municipal Bond Portfolio (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A, Investor B and Investor C Shares bear certain expenses related to the service of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares of the Portfolio are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

On November 11, 2009, the Fund’s Board of Trustees (the “Board”) approved a proposal to close the Portfolio to new investors and liquidate the Portfolio. Effective November 24, 2009, the Portfolio no longer accepted orders from new investors or existing shareholders to purchase Portfolio shares. On or about January 28, 2010, all of the assets of the Portfolio will be liquidated completely, each investor’s shares will be redeemed at net asset value on the date of liquidation, and the Portfolio will then be terminated. In connection with liquidation, the Portfolio adopted the liquidation basis of accounting, which among other things, requires the Portfolio to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Portfolio to the extent that they are reasonably determinable.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s policy is to value instruments at fair value. The Portfolio values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Portfolio’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedule of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Portfolio may leverage its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which the Portfolio has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Portfolio include the right of the Portfolio (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Portfolio. The TOB may also be terminated without consent of the Portfolio upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the

18	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Notes to Financial Statements (Liquidation Basis) (continued)

TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in the market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Portfolio, which typically invests the cash in additional municipal bonds. The Portfolio’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Portfolio’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statement of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by the Portfolio on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Portfolio. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At December 31, 2009, the Portfolio did not hold any TOBs.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when interest rates rise, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Portfolio’s investment in TOBs may adversely affect the Portfolio’s investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Portfolio’s net asset values per share.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, paid by the Portfolio are recorded on the ex-dividend date.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for the periods ended September 30, 2006, September 30, 2007, June 30, 2008 and June 30, 2009. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio or its classes are charged to the Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	19

Notes to Financial Statements (Liquidation Basis) (continued)

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater Than $3 Billion	0.450

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until November 1, 2010 unless approved by the Board, including a majority of the non-interested Trustees. As of December 31, 2009, expense limitations as a percentage of net assets were as follows:

Share Classes
Institutional	Investor A	Investor B	Investor C
0.70%	0.95%	1.65%	1.65%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

The Fund, on behalf of the Portfolio, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%[1]
Investor C	0.25%	0.75%[1]

1	Effective December 1, 2009, BRIL voluntarily waived all distribution fees.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

For the six months ended December 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares of $5,583.

For the six months ended December 31, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B Shares of $1,131.

PFPC Trust Company, an indirect wholly owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on the share class. For the six months ended December 31,

20	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Notes to Financial Statements (Liquidation Basis) (continued)

2009, the Portfolio incurred $21,652 in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the six months ended December 31, 2009, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent —class specific in the Statement of Operations.

Share Classes
Institutional	Investor A	Investor C
$111	$153	$1

PNCGIS and the Manager act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

For the six months ended December 31, 2009, the following chart shows the various types of class specific expenses borne directly by each class of the Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
	Institutional	Investor A	Investor B	Investor C	Total
Administration Fees	$3,783	$1,380	$370	$1,166	$6,699
Administration Fees Waived	$(3,783)	$(814)	$(345)	$(939)	$(5,881)
Service and Distribution Fees	—	$13,796	$14,759	$46,406	$74,961
Distribution Fees Waived	—	—	$(1,449)	$(6,180)	$(7,629)
Transfer Agent Fees	$26,498	$2,542	$1,167	$1,846	$32,053
Transfer Agent Fees Waived	$(111)	$(36)	—	$(1)	$(148)
Transfer Agent Fees Reimbursed	$(17,708)	$(37)	$(1,063)	$(880)	$(19,688)

If during the Portfolio’s fiscal year, the operating expenses of a share class, that at any time during the prior two fiscal years received a contractual waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is part has more than $50 million in assets, (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended December 31, 2009, the Manager recouped $17 of the Investor A Shares waivers previously recorded by the Portfolio.

As of December 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring June 30,
2010	2011	2012
$101,824	$122,333	$76,608

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2009 were $6,407,215 and $13,740,780 respectively.

4. Borrowings:

For the six months ended December 31, 2009, the average amount of borrowings was approximately $1,000,000 and the daily weighted average interest rates in TOBs was 0.27%.

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	21

Notes to Financial Statements (Liquidation Basis) (continued)

adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2009.

5. Capital Loss Carryforward:

As of June 30, 2009, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring June 30,
2011	$134,568	*
2012	493,468	*
2013	623,721	*
2014	149,343	*
2015	171,282	*

Total	$1,572,382	*

*	Due to the liquidation of the Portfolio, the capital loss carryforwards were available to offset realized capital gains through the liquidation date.

6. Concentration, Market and Credit Risk:

The Portfolio invests a substantial amount of its assets in issuers located in a single state or a limited number of states. Please see the Schedule of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the risk of loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets is generally approximated by their value as recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2009		Year Ended June 30, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	236,834	$2,230,090	722,577	$6,539,174
Shares issued in reinvestment of dividends	3,138	29,703	6,966	63,594

Total issued	239,972	2,259,793	729,543	6,602,768
Shares redeemed	(871,396)	(8,294,007)	(1,411,052)	(12,676,079)

Net decrease	(631,424)	$(6,034,214)	(681,509)	$(6,073,311)

Investor A
Shares sold and automatic conversion of shares	171,445	$1,623,330	219,202	$2,007,662
Shares issued in reinvestment of dividends	16,869	159,830	32,568	297,914

Total issued	188,314	1,783,160	251,770	2,305,576
Shares redeemed	(150,742)	(1,437,192)	(254,717)	(2,319,757)

Net increase (decrease)	37,572	$345,968	(2,947)	$(14,181)

22	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Notes to Financial Statements (Liquidation Basis) (concluded)

	Six Months Ended December 31, 2009		Year Ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor B
Shares sold	2,463	$23,718	7,566	$69,090
Shares issued in reinvestment of dividends	3,819	36,157	8,459	77,320

Total issued	6,282	59,875	16,025	146,410
Shares redeemed and automatic conversion of shares	(150,010)	(1,424,337)	(62,926)	(576,389)

Net decrease	(143,728)	$(1,364,462)	(46,901)	$(429,979)

Investor C
Shares sold	338,155	$3,171,563	184,475	$1,683,303
Shares issued in reinvestment of dividends	11,442	108,501	15,195	138,968

Total issued	349,597	3,280,064	199,670	1,822,271
Shares redeemed	(195,921)	(1,872,893)	(146,542)	(1,336,087)

Net increase	153,676	$1,407,171	53,128	$486,184

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 24, 2010, the date the financial statements were issued.

As described in Note 1, the Board approved a proposal to liquidate the Portfolio on January 28, 2010, at which time the net assets of the Portfolio were liquidated and each investor’s shares were redeemed at net asset value.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	23

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Richard R. West, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Brian Schmidt, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolio

100 Bellevue Parkway

Wilmington, DE 19809

24	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	25

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Builder Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK DELAWARE MUNICIPAL BOND PORTFOLIO	DECEMBER 31, 2009	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: February 23, 2010